                                                           Dated June 25, 2003,
                                                           as supplemented
                                                           June 30, 2003

                 NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2

                       STATEMENT OF ADDITIONAL INFORMATION

     Nuveen Preferred and Convertible Income Fund 2 (the "Fund") is a newly organized, diversified, closed-end management investment company.

     This Statement of Additional Information relating to common shares of the Fund ("Common Shares") does not constitute a prospectus, but should be read in conjunction with the Fund's Prospectus relating thereto dated June 25, 2003, (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Fund's Prospectus prior to purchasing such shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Fund's Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

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                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Use of Proceeds.............................................................. 3
Investment Objectives.........................................................3
Investment Restrictions ......................................................3
Investment Policies and Techniques............................................6
Investment Philosophy and Process ............................................6
Other Investment Policies and Techniques......................................9
Management of the Fund.......................................................15
Investment Advisers..........................................................20
Portfolio Transactions and Brokerage.........................................24
Distributions ...............................................................26
Description of Shares........................................................26
Certain Provisions in the Declaration of Trust...............................30
Repurchase of Fund Shares; Conversion to Open-End Fund.......................32
Tax Matters..................................................................34
Performance Related and Comparative Information..............................38
Experts......................................................................41
Custodian and Transfer Agent.................................................41
Additional Information.......................................................41
Report of Independent Auditors...............................................42
Financial Statements.........................................................43
Ratings of Investments (Appendix A)........................................ A-1
Performance Related and Comparative Information (Appendix B)............... B-1


This Statement of Additional Information is dated June 25, 2003.

                                        2

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                                 USE OF PROCEEDS

     The net proceeds of the offering of Common Shares of the Fund will be approximately: $1,929,825,000 ($2,085,640,500 if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

     For the Fund, Nuveen has agreed to pay (i) all organizational expenses and
(ii) offering costs (other than sales load) that exceed $0.03 per Common Share.

     Pending investment in preferred, convertible and other debt instruments that meet the Fund's investment objectives and policies, the net proceeds of the offering will be invested in short-term or long-term U.S. government securities or high quality, short-term money market instruments.

                              INVESTMENT OBJECTIVES

     The Fund's primary objective is high current income. The Fund's secondary objective is total return. There can be no assurance that the Fund's investment objectives will be achieved.

     The Fund cannot change its investment objectives without the approval of the holders of a "majority of the outstanding" Common Shares and FundPreferred shares voting together as a single class, and of the holders of a "majority of the outstanding" FundPreferred shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See "Description of Shares--FundPreferred Shares--Voting Rights" in the Fund's Prospectus and "Description of Shares--FundPreferred Shares--Voting Rights" in this Statement of Additional Information for additional information with respect to the voting rights of holders of FundPreferred shares.

                            INVESTMENT RESTRICTIONS

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, FundPreferred shares voting together as a single class, and of the holders of a majority of the outstanding FundPreferred shares voting as a separate class:

          (1) Issue senior securities, as defined in the Investment Company Act of 1940, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or
     (iii) the borrowings permitted by investment restriction (2) set forth below;

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                  (2) Borrow money, except as permitted by the Investment
         Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940;


                  (3) Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities or acting as an agent or one of a group of co-agents in originating corporate loans;


                  (4) Invest more than 25% of its total assets in securities of issuers in any one industry other than the financial services industry; provided, however, that such limitation shall not apply to obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities, and provided further that for purposes of this limitation, the term "issuer" shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation;

                  (5) Purchase or sell real estate, except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in corporate loans the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

                  (6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except pursuant to the exercise by the Fund of its rights under loan agreements and except to the extent that interests in corporate loans the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, derivative instruments or from investing in securities or other instruments backed by physical commodities;


                  (7) Make loans except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940; and


                  (8) With respect to 75% of the value of the Fund's total assets, purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer, and provided further that for purposes of this restriction, the term "issuer" includes both the borrower under a loan agreement and the lender selling a participation to the Fund together with any other persons interpositioned between such lender and the Fund with respect to a participation.


         For purposes of the foregoing and "Description of Shares-- FundPreferred Shares--Voting Rights" below, "majority of the outstanding," when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.



         For the purpose of applying the limitation set forth in subparagraph
(8) above, an issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the

                                      4

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computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.




         Under the Investment Company Act of 1940, the Fund may invest only up to 10% of its Managed Assets in the aggregate in shares of other investment companies and only up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.


         In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:


                  (1) Sell securities short, except that the Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.



                  (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder. The Fund will rely on representations of borrowers in loan agreements in determining whether such borrowers are investment companies.



                  (3) Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.


         The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

         The Fund intends to apply for ratings for its FundPreferred shares from a nationally recognized statistical rating organization ("NRSRO") (typically, Moody's, S&P or Fitch). In order to obtain and maintain the required ratings, the Fund may be required to comply with investment quality, diversification and other guidelines established by the NRSRO. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund may also be subject to certain restrictions and guidelines imposed by lenders if the Fund engages in Borrowings. The Fund does not anticipate that such guidelines would have a material adverse effect on its Common Shareholders or the Fund's ability to achieve its investment objectives. The Fund presently anticipates that any FundPreferred shares that it intends to issue initially would be given at least a AA/Aa rating by such NRSRO -- Moody's ("Aa"), S&P ("AA") or Fitch ("AA") -- but no assurance can be given that such ratings will be obtained. NRSROs receive fees in connection with their ratings issuances.

                       INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

     The Fund's primary investment objective is high current income. The Fund's secondary objective is total return. There can be no assurance that the Fund's investment objectives will be achieved.

     Under normal circumstances, the Fund:

     . will invest at least 80% of its Managed Assets in preferred securities, convertible securities and related instruments. The Fund intends that most or all of the preferred securities in which it invests will be fully taxable and will not be eligible for the dividends received deduction; and

     . may invest up to 20% of its Managed Assets in other securities, including debt instruments and common stocks acquired upon conversion of a convertible security (such common stocks not normally to exceed 5% of the Fund's Managed Assets).

     NIAC will be responsible for determining the Fund's overall investment strategy, including allocating the portion of the Fund's assets to be invested in preferred securities, convertible securities and other debt instruments. The Fund's assets allocated to preferred securities will be managed by Spectrum. The Fund's assets allocated to convertible securities will be managed by Froley, Revy. The Fund's assets allocated to other debt instruments will be managed by NIAC. Initially, NIAC will allocate approximately 60%, 30% and 10% of the Fund's Managed Assets to preferred securities, convertible securities and other debt instruments, respectively. Thereafter, the portion of the Fund's Managed Assets invested in preferred securities, convertible securities and other debt instruments will vary from time to time consistent with the Fund's investment objectives, although the Fund will normally invest at least 50% of its Managed Assets in preferred securities and at least 20% of its Managed Assets in convertible securities (so long as the combined total equals at least 80% of the Fund's Managed Assets). Convertible preferred securities will be regarded as convertible securities for purposes of these limits. In making allocation decisions, NIAC will consider factors such as interest rate levels, conditions and developing trends in the bond and equity markets, analysis of relative valuations for preferred, convertible and other debt instruments, and other economic and market factors, including the overall outlook for the economy and inflation.

     The Fund will invest at least 65% of its Managed Assets in securities that, at the time of investment, are investment grade quality. Investment grade quality securities are those securities that, at the time of investment, are (i) rated by at least one of the NRSROs within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or (ii) unrated but judged to be of comparable quality by the Adviser responsible for the investment. Split-rated securities are considered to be investment grade quality securities, except that to the extent the Fund owns split-rated securities that exceed 10% of its Managed Assets, the excess over 10% will not be considered to be investment grade quality. Initially, the Fund intends to invest approximately 75% of its Managed Assets in investment grade quality securities. The Fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are not investment grade quality. The Fund will only invest in securities that, at the time of investment, are rated B or higher by at least one NRSRO or that are unrated but judged to be of comparable quality by the Adviser responsible for the investment, except, however, the Fund may invest up to 5% of its Managed Assets in securities with a highest rating of CCC or that are unrated but judged to be of comparable quality by the Adviser responsible for the investment.

     The Fund may invest up to 10% of its Managed Assets in securities that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). All securities and other instruments in which the Fund invests will be subject to this 10% limitation to the extent they are deemed to be illiquid. Initially, the Fund does not intend to invest more than 5% of its Managed Assets in illiquid securities. In addition, the Fund may invest up to 35% of its Managed Assets in securities of non-U.S. issuers. Subject to this 35% limitation, up to 10% of the Fund's Managed Assets may be invested in securities that are denominated in Japanese yen, Canadian dollars, British pounds or Euros and which may be offered, traded or listed in markets other than U.S. markets. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities offered, traded or listed in U.S. markets. Initially, the Fund does not intend to invest more than 20% of its Managed Assets in securities of non-U.S. issuers and does not currently intend to invest in the non-U.S. dollar denominated securities described above.

                       INVESTMENT PHILOSOPHY AND PROCESS


     Nuveen Institutional Advisory Corp. (NIAC)

     Asset Allocation Philosophy. NIAC is responsible for the overall strategy and asset allocation decisions among the three primary asset classes in which the Fund invests - preferred securities, convertible securities and other debt instruments. The goal of the allocation decision is to effectively capture the diversification benefits provided by the low-correlation across these asset classes and provide the potential for high income generation, an opportunity to participate in rising equity markets and some protection against risks associated with rising interest rates. NIAC believes that the opportunity will exist from time to time to potentially enhance the Fund's total return by over-weighting or under-weighting these asset classes as the relative attractiveness of the asset classes changes.

     Asset Allocation Process. In determining the Fund's asset allocation, NIAC will periodically consult with the Fund's Subadvisers and other investment manager affiliates of NIAC. NIAC will consider factors such as interest rate levels, conditions and developing trends in the bond and equity markets, analysis of relative valuations for preferred, convertible and other debt instruments, and other economic and market factors, including the overall outlook for the economy and inflation.

     Investment Philosophy. NIAC is responsible for managing the other debt instruments in which the Fund may invest. NIAC believes that managing risk, particularly in a volatile asset class such as high yield debt, is of paramount importance. NIAC believes that a combination of fundamental credit analysis and valuation information that is available from the equity markets provide a means of identifying what it believes to be superior investment candidates. Additionally, NIAC focuses on liquid securities to ensure that exit strategies remain viable throughout market cycles.

     Investment Process. NIAC begins with a quantitative screening of the universe to identify investment candidates with favorable capital structures, factor valuation and other equity market indicators. NIAC screens this universe of securities for liquidity constraints and relative value opportunities to determine investment candidates. Subsequently, the investment team performs rigorous fundamental analysis to ensure sound industry fundamentals, cash flow sufficiency and asset quality. The final portfolio is constructed using proprietary risk factor and monitoring systems to ensure proper diversification.

     Spectrum Asset Management, Inc. (Spectrum)

     Investment Philosophy. Spectrum's investment philosophy with respect to preferred securities is centered on several underlying themes:


..    High levels of current income are the primary return contributor to the total return potential of preferred securities.
..    Investing in the subordinated preferred securities of stronger, highly-rated issuers is potentially more advantageous than owing the senior debt of weaker, potentially deteriorating issuers.
..    Investment grade quality preferred securities, over time, present a very attractive risk/return opportunity.
..    Diversifying across a large number of different industries and issuers helps insulate an overall portfolio of preferred securities from events that affect any particular company or sector.
..    Inefficiencies in the preferred securities market, particularly in the pricing and trading of securities, can create opportunities to enhance portfolio value.


     Investment Process. Spectrum's investment process begins with macroeconomic and fundamental credit analysis to identify sectors, industries and companies that are potential investments. In its fundamental analysis, Spectrum employs a value-oriented style that considers the relative attractiveness of the security to other preferred securities and to the same issuer's senior debt. In addition, Spectrum evaluates the structural features of each security as well as its liquidity. In its investment decision, Spectrum also considers the contribution of sectors and individual securities to the overall goal of achieving a well-diversified portfolio.

     Froley, Revy Investment Co., Inc. (Froley, Revy)

     Investment Philosophy. Froley, Revy's investment philosophy with respect to convertible securities is centered on the belief that convertible securities are a total return vehicle that afford the opportunity to earn equity-like returns with substantially reduced risk relative to equities, while providing some current income. The firm believes that focusing on the mid-market sector of the convertibles market while investing opportunistically in the bond-like and equity-like areas of the convertible securities market may enhance total return potential. In addition, the firm believes that because of the hybrid nature of the asset class, research that emphasizes both fundamental credit analysis and equity valuation analysis can help identify investment opportunities with the greatest potential for enhancing a portfolio's overall total return.

     Investment Process. Froley, Revy's investment process begins with screening the universe of convertible securities on certain valuation and structural parameters, including price, yield, premium, calls, equity sensitivity and other factors. On this pool of potential investments, Froley, Revy then conducts credit (bond) analysis and valuation (equity) analysis to identify what it believes to be the most attractive candidates within the universe. Additional inputs into the sector and security selection decision are top down, macroeconomic analysis of economic, interest rate and other trends and the analysis of the structural characteristics of the individual securities.

     Froley, Revy monitors all securities and sectors on an on-going basis to identify those that fall outside the intended investment range. Positions in securities that have increased in value and equity sensitivity may be reduced to normal position weights or sold entirely based on the fundamental outlook for the underlying equity. In addition, Froley, Revy considers significant declines from the purchase prices of securities in determining whether to purchase or sell a particular security.



                                        6

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PORTFOLIO COMPOSITION

     Under normal circumstances, the Fund will invest at least 80% of its Managed Assets in preferred securities, convertible securities and related instruments. The Fund will notify shareholders at least 60 days prior to any change in the 80% policy.

     Preferred Securities. The Fund intends that most or all of the preferred securities in which it invests will be fully taxable and will not generate dividends that qualify for treatment as "qualified dividend income" or the Dividends Received Deduction. Preferred securities generally pay fixed or adjustable rate dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or otherwise made payable. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable.

     Preferred stockholders usually have no right to vote for corporate directors or on other matters.

     Shares of preferred securities have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates, income tax rates applicable to capital gains and dividend income, and in the Dividends Received Deduction.

     Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.

     The Fund intends that all of the preferred securities in which it will invest will be investment grade quality at the time of investment. The average call protection of the Fund's portfolio allocated to preferred securities is expected to be approximately three to four years.

     Taxable preferred securities are treated in a similar fashion to traditional preferred securities by several regulatory agencies, including the Federal Reserve Bank, and by credit rating agencies, for various purposes, such as the assignment of minimum capital ratios, over-collateralization rates and diversification limits.

     Additional Information on Taxable Preferred Securities. See "The Fund's Investments - Portfolio Composition - Taxable Preferred Securities" in the Fund's Prospectus for a general description of taxable preferred securities.


     Convertible Securities. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the "conversion price"). Convertible securities have general characteristics similar to both debt securities and common stocks. The interest paid on convertible securities may be fixed or floating rate. Floating rate convertible securities also may be issued in zero coupon form with an original issue discount. See "Other Investment Policies and Techniques-Zero Coupon and Payment-In-Kind Securities." Although to a lesser extent than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, will also react to the variations in the general market for common stocks. Depending upon the relationship of the conversion price to the market value of the underlying common stock, a convertible security may trade more like a common stock than a debt instrument.


     Mandatory convertible securities are distinguished as a subset of convertible securities because they may be called for conversion by the issuer after a particular date and under certain circumstances (including at a specified price) established upon its issuance. If a mandatory convertible security is called for conversion, the Fund will be required to either convert it into the underlying common stock or sell it to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective.

     A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and can provide for a stable stream of income with generally higher yields than common stocks. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation, and are typically unrated or rated lower than such debt obligations. In addition, contingent payment convertible securities allow the issuer to claim deductions based on its nonconvertible cost of debt which generally will result in deductions in excess of the actual cash payments made on the securities (and accordingly, holders will recognize income in amounts in excess of the cash payments received). There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. The convertible securities in which the Fund may invest may be below investment grade quality. See "--High Yield Securities" below.

     Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality because of the potential for capital appreciation. A convertible security, in addition to providing current income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from any increases in the market price of the underlying common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

     If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

     Mandatory convertible securities are distinguished as a subset of convertible securities because the conversion is not optional and the conversion price at maturity (or redemption) is based solely upon the market price of the underlying common stock, which may be significantly less than par or the price (above or below par) paid. For these reasons, the risks associated with the investing in mandatory convertible securities most closely resemble the risks inherent in common stocks. Mandatory convertible securities customarily pay a higher coupon yield to compensate for the potential risk of additional price volatility and loss upon redemption. Since the correlation of common stock risk increases as the security approaches its redemption date, there can be no assurance that the higher coupon will compensate for the potential loss.

     Synthetic Convertible Securities. Although the Fund does not currently intend to invest in synthetic convertible securities, the Fund may invest up to 10% of its Managed Assets in such securities. Synthetic convertible securities possess the two principal characteristics of a true convertible security, i.e., a fixed-income security ("fixed-income component") and the right to acquire an equity security ("convertible component"). If the Fund invests in synthetic convertible securities, it is expected that the Fund will invest in such synthetic convertible securities that are created by third parties, typically investment banks or other financial institutions. Synthetic convertible securities created by third parties typically trade as a single security with a unitary value, similar to a true convertible security. The Fund may also invest in synthetic convertible securities by acquiring separate securities, one possessing a fixed-income component and the other possessing an equity component. The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, debentures, notes, preferred stocks and money market instruments. The equity component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a common stock index. Unlike a true convertible security or a synthetic convertible security created by third parties, each of which is a single security having a unitary market value, a synthetic convertible security that is comprised of two or more separate securities will have a "market value" that is the sum of the values of its fixed-income component and its equity component. For this reason, the value of a synthetic convertible security that is comprised of separate securities may respond differently to market fluctuations than would a true convertible security or synthetic convertible security created by a third party. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the true convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when an Adviser believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

     A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the equity component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument. Convertible structured notes are fixed-income debentures linked to equity, which have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment. The Fund's holdings of synthetic convertible securities, including those created by third parties, are considered convertible securities for purposes of the Fund's policy to invest at least 80% of its Managed Assets in preferred securities and convertible securities.

Warrants to Purchase Securities

     The Fund may invest in warrants to purchase debt securities or equity securities in connection with its investments in synthetic convertible securities. A warrant to purchase equity securities is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. Such a warrant may have a life ranging from less than a year to twenty years or longer, but the warrant becomes worthless unless it is exercised or sole before expiration. In addition, if the market price of the common stock does not exceed an equity security warrant's exercise price during the life of the warrant, the warrant will expire worthless. Equity security warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

     Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

Options on Securities and Indexes


     In connection with its investments in synthetic convertible securities, the Fund may purchase call options on common stocks and call options on common stock indexes. The Fund may purchase call options on common stocks or common stock indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market.


     A call option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option (or the cash value of the common stock index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     The Fund may sell call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the call option which is sold. The principal factors affecting the market value of a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a call option purchased by the Fund is an asset of the Fund. The value of an option purchased is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     If a call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

     Short-Term/Long-Term Debt Securities; Defensive Position; Invest-Up Period. Upon an Adviser's recommendation and for temporary defensive purposes or to keep cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its Managed Assets in cash equivalents and investment grade fixed-income securities. In such a case, the Fund may not pursue or achieve its investment objectives. These investments are defined to include, without limitation, the following:

                  (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                  (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

                  (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Fund's investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.


                  (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. An Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a NRSRO and which mature within one year of the date of purchase or carry a variable or floating rate of interest.


                    OTHER INVESTMENT POLICIES AND TECHNIQUES

NON-U.S. SECURITIES

     The Fund may invest up to 35% of its Managed Assets in securities of non-U.S. issuers. Subject to this 35% limitation, up to 10% of the Fund's Managed Assets may be invested in securities that are denominated in Japanese yen, Canadian dollars, British pounds or Euros and which may be offered, traded or listed in markets other than U.S. markets. The remainder of the Fund's Managed Assets that may be invested in securities of non-U.S. issuers will be invested in U.S. dollar denominated securities offered, traded or listed in U.S. markets. Initially, the Fund does not intend to invest more than 20% of its Managed Assets in securities of non-U.S. issuers, and does not currently intend to invest in the non-U.S. dollar denominated securities described above. For this purpose, securities of non-U.S. issuers include American Depository Receipts (ADRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of non-U.S. issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. GDRs are U.S. dollar-denominated receipts evidencing ownership of non-U.S. securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and GDRs, in bearer form, are designed for use in non-U.S. securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

     Investors should understand and consider carefully the risks involved in investing in securities of non-U.S. issuers. Investing in securities of non-U.S. issuers involves certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. issuers. These considerations include: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile meaning that in a changing market, an Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic developments may adversely affect the securities markets;
(vi) withholding and other non-U.S. taxes may decrease the Fund's return; (vii) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and/or interest to investors located outside the U.S., due to blockage of foreign currency exchanges or otherwise; and (viii) possible seizure, expropriation or nationalization of the company or its assets. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in issuers located in one region. Although an Adviser may hedge the Fund's exposure to certain of these risks, including the foreign currency exchange rate risk, there can be no assurance that the Fund will enter into hedging transactions at any time or at times or under circumstances in which it might be advisable to do so.

         Although the Fund intends to invest in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of non-U.S. bank deposits or other assets, establishment of exchange controls, the adoption of non-U.S. government restrictions, or other adverse political, social or diplomatic developments that could affect investment in non-U.S. issuers.

     Debt Obligations of Non-U.S. Governments. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

     Eurodollar Instruments and Yankee Bonds. The Fund may invest in Eurodollar instruments and Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

BONDS

     The Fund may invest in a wide variety of bonds and related debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities, as well as governments and other issuers to borrow money from investors. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are "perpetual" in that they have no maturity date. The Fund may invest up to 35% of its Managed Assets in securities of foreign issuers, including corporate debt securities of foreign issuers in accordance with the Fund's investment objective and policies as described in the Prospectus. See "Non-U.S. Securities" above.

     The Fund may also invest in corporate bonds that are generally used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. The Fund may also invest in corporate bonds that are below investment grade quality. See "--High Yield Securities" below.

     The Fund's investments in bonds are subject to a number of risks described in the Prospectus and elaborated upon elsewhere in this section of the Statement of Additional Information, including interest rate risk, credit risk, high yield risk, issuer risk, foreign (non-U.S.) investment risk, inflation risk, liquidity risk, smaller company risk and management risk.


STRUCTURED NOTES

     The Fund may use structured notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured notes may be issued by corporations, including banks, as well as by governmental agencies. Structured notes frequently are assembled in the form of medium-term notes, but a variety of forms are available and may be used in particular circumstances. The terms of such structured notes normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the structured notes are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

     An Adviser may utilize structured notes for investment purposes and also for risk management purposes, such as to reduce the duration and interest rate sensitivity of the Fund's portfolio. While structured notes may offer the potential for a favorable rate of return from time to time, they also entail certain risks. Structured notes may be less liquid than other debt securities, and the price of structured notes may be more volatile. In some cases, depending on the terms of the embedded index, a structured note may provide that the principal and/or interest payments may be adjusted below zero. Structured notes also may involve significant credit risk and risk of default by the counterparty. Although structured notes are not necessarily illiquid, NIAC believes that currently most structured notes are illiquid. Like other sophisticated strategies, the Fund's use of structured notes may not work as intended. If the value of the embedded index changes in a manner other than that expected by an Adviser, principal and/or interest payments received on the structured notes may be substantially less than expected. Also, if an Adviser uses structured notes to reduce the duration of the Fund's portfolio, this may limit the Fund's return when having a longer duration would be beneficial (for instance, when interest rates decline)

NO INVERSE FLOATING RATE SECURITIES

     The Fund will not invest in inverse floating rate securities, which are securities that pay interest at rates that vary inversely with changes in prevailing interest rates and which represent a leveraged investment in an underlying security.

HIGH YIELD SECURITIES


     Non-investment grade quality securities are sometimes referred to as "high yield" securities or "junk bonds." See also "--Split-Rated Securities."

     Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or payment-in-kind securities, their market prices will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest currently and in cash. Each Adviser seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

     The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and ask price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on an Adviser's research and analysis when investing in high yield securities. Each Adviser seeks to minimize the risks of investing in all securities through in-depth credit analysis and attention to current developments in interest rates and market conditions.

     A general description of the ratings of securities by Moody's and S&P is set forth in Appendix A to this Statement of Additional Information. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, in the case of debt obligations, certain debt obligations with the same maturity, coupon and rating may have different yields while debt obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Advisers do not rely solely on credit ratings when selecting securities for the Fund, and develop their own independent analysis of issuer credit quality.

     The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or an Adviser downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, an Adviser may consider such factors as an Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. However, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities.

COMMON STOCK

     The Fund does not intend to purchase common stock as part of its investment strategy. The Fund will have exposure to common stock risks by virtue of the equity component of the convertible securities in which the Fund invests. The Fund may hold common stocks in its portfolio upon conversion of a convertible security, such holdings not normally to exceed 5% of the Fund's Managed Assets. In addition, in keeping with the income focus of the Fund, the Fund expects to sell any common stock holdings as soon as practicable after conversion of a convertible security. Common stock generally represents an ownership interest in an issuer. Although common stocks historically have generated higher average returns than debt securities, common stocks also have experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund or to which it has exposure. Also, prices of common stocks are sensitive to general movements in the stock market. A drop in the stock market may depress the prices of common stocks held by the Fund or to which it has exposure.

SPLIT-RATED SECURITIES

     Split-rated securities are those securities that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch, so long as at least one NRSRO rates such securities within the four highest grades (i.e., investment grade quality). This means that a split-rated security may be regarded by one NRSRO (but by definition not by all NRSROs or by an Adviser) as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and accordingly subject to a greater risk of default. The prices of split-rated securities, in the view of one but not all NRSROs, may be more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than securities without a split-rating.

CORPORATE LOANS

     The Fund may invest up to 20% of its Managed Assets in other debt instruments including corporate loans. Corporate loans, as with the other types of securities in which the Fund may invest, are counted for purposes of various other limitations described in this Statement of Additional Information, including the limitation on investing no more than 10% of the Fund's Managed Assets in illiquid securities, to the extent such corporate loans are deemed to be illiquid.


     Corporate loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a corporate loan results in a reduction in income to the Fund, a reduction in the value of the corporate loan and a decrease in the Fund's net asset value. This decrease in the Fund's net asset value would be magnified by the Fund's use of leverage. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of corporate loans and in the Fund's net asset value.

     The Fund may acquire corporate loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including corporate loans of borrowers that have filed for bankruptcy protection. Borrowers may have corporate loans or other outstanding debt obligations that are rated below investment grade or that are unrated but of comparable quality to such securities. Debt securities rated below investment grade are viewed by the rating agencies as speculative and are commonly known as junk bonds.

     Corporate loans may not be rated at the time that the Fund purchases them. If a corporate loan is rated at the time of purchase, the Adviser responsible for the investment may consider the rating when evaluating the corporate loan but the Adviser responsible for the investment may not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on an Adviser's credit analysis abilities. Because of the protective terms of most corporate loans, it is possible that the Fund is more likely to recover more of its investment in a defaulted corporate loan than would be the case for most other types of defaulted debt securities. The values of corporate loans of borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty will reflect, among other things, the assessment of the Adviser responsible for the investment of the likelihood that the Fund ultimately will receive repayment of the principal amount of such corporate loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates.

     In the case of collateralized corporate loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a corporate loan do not require the borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower's obligations under the corporate loan. To the extent that a corporate loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower. Uncollateralized corporate loans involve a greater risk of loss. Some corporate loans in which the Fund may invest are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such corporate loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of corporate loans, such as the Fund, including, under certain circumstances, invalidating such corporate loans. Lenders commonly have certain obligations pursuant to the loan agreement, which may include the obligation to make additional loans or release collateral in certain circumstances.

     Information about most corporate loans is less readily available and reliable than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a borrower or its securities limiting the Fund's investments. The Adviser responsible for the investment may rely exclusively or primarily on its own evaluation of borrower credit quality in selecting corporate loans for purchase. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser responsible for the investment.

     No active trading market currently exists for many corporate loans. Corporate loans are thus relatively illiquid. Liquidity relates to the ability of the Fund to sell an investment in a timely manner at a price approximately equal to its value on the Fund's books. The illiquidity of corporate loans may impair the Fund's ability to realize the full value of its assets in the event of a voluntary or involuntary liquidation of such assets. Because of the lack of an active trading market, illiquid securities are also difficult to value and prices provided by external pricing services may not reflect the true fair value of the securities. However, many corporate loans are of a large principal amount and are held by a large number of financial institutions. It is possible that this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing corporate loans has increased. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain corporate loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for corporate loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund's net asset value and market price per share.

     If legislation or state or federal regulators impose additional requirements or restrictions on the ability of financial institutions to make loans that are considered highly leveraged transactions, the availability of corporate loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default. If legislation or federal or state regulators require financial institutions to dispose of corporate loans that are considered highly leveraged transactions or subject such corporate loans to increased regulatory scrutiny, financial institutions may determine to sell such corporate loans. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a corporate loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the corporate loan may be adversely affected.

     Some corporate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the corporate loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders. Such court action could under certain circumstances include invalidation of corporate loans. Any lender, which could include the Fund, is subject to the risk that a court could find the lender liable for damages in a claim by a borrower arising under the common laws of tort or contracts or anti-fraud provisions of certain securities laws for actions taken or omitted to be taken by the lenders under the relevant terms of a loan agreement or in connection with actions with respect to the collateral underlying in the corporate loan.

     The Fund may purchase participations in corporate loans. By purchasing a participation interest in a loan, the Fund acquires some or all of the interest of a bank or other financial institution in a loan to a corporate borrower. Under a participation, the Fund generally will have rights that are more limited than the rights of lenders or of persons who acquire a corporate loan by assignment. In a participation, the Fund typically has a contractual relationship with the lender selling the participation, but not with the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. In the event of insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lenders' interest in the corporate loan. A lender selling a participation and other persons interpositioned between the lender and the Fund with respect to participations will likely conduct their principal business activities in the banking, finance and financial services industries.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15-45 days of the trade date. On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under rules of the Commission to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value at all times of at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund. The Fund may enter into contracts to purchase securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within sixty days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and at the time of delivery the market value may be less than cost.

REPURCHASE AGREEMENTS

     As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income between Common Shares and FundPreferred shares, if any. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of an Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. The Adviser responsible for the investment will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Spectrum will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

ZERO COUPON BONDS AND PAYMENT-IN-KIND SECURITIES

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. Payment-in-kind securities ("PIKs") pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds and PIKs. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund in order to avoid unfavorable tax consequences. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds and PIKs may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.


LENDING OF PORTFOLIO SECURITIES

     The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in an Adviser's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and
(c) expenses of enforcing its rights.


PORTFOLIO TRADING AND TURNOVER RATE

     Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what an Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics.

     The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain. Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of preferred securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 75%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 75% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.


HEDGING TRANSACTIONS

     As a non-fundamental policy that can be changed by the Board of Trustees, the use of derivatives and other transactions for purposes of hedging the portfolio will be restricted to reducing the portfolio's exposure to the risk of increases in interest rates, common stock risk, high yield credit risk and foreign currency exchange risk. The specific derivative instruments to be used, or other transactions to be entered into, for hedging purposes may include (i) options and futures contracts, including options on common stock, stock indexes, bonds and bond indexes, stock index futures, bond index futures and related instruments, (ii) short sales of securities that the Fund owns or has the right to acquire through the conversion of securities, (iii) structured notes and similar instruments, (iv) credit derivative instruments, and (v) currency exchange transactions. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the relevant exchange or at a fair value. Except for investing in synthetic convertible securities, the Fund will use derivatives or other transactions described in this paragraph solely for purposes of hedging the Fund's portfolio risks.

         There may be an imperfect correlation between changes in the value of the Fund's portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund's success in using hedging instruments is subject to an Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings or other factors, and there can be no assurance that an Adviser's judgment in this respect will be correct. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings. In addition, there can be no assurance that the Fund will enter into hedging or other transactions at times or under circumstances in which it would be advisable to do so. See "Risks--Hedging Risks."

         Options on Securities. In order to hedge against adverse market shifts, the Fund may purchase put and call options on stock, bonds or other securities. In addition, the Fund may seek to hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price at any time during the option period.

         As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing sale or purchase transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

         In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in additional amounts of leverage to the Fund. The leverage caused by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

         The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the security's market value at the time of the option exercise over the Fund's acquisition cost of the security, less the sum of the premium received for writing the option and the difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the security. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities unhedged.

         Options on Stock and Bond Indexes. The Fund may purchase put and call options on stock and bond indexes to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock and bond indexes. A stock or bond index measures the movement of a certain group of stocks or bonds by assigning relative values to the stocks or bonds included in the index. Options on a stock or bond index are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock or bond index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock or bond index options as a hedging technique will depend upon the extent to which price movements in the Fund's investments correlate with price movements in the stock or bond index selected. In addition, successful use by the Fund of options on stock or bond indexes will be subject to the ability of an Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Adviser's judgment in this respect will be correct.

         When the Fund writes an option on a stock or bond index, it will establish a segregated account with its custodian in which the Fund will deposit liquid securities in an amount equal to the market value of the option, and will maintain the account while the option is open.

         Stock and Bond Index Futures Contracts. The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. Stock and bond index futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

         For example, if an Adviser expects general stock or bond market prices to decline, it might sell a futures contract on a particular stock or bond index. If that index does in fact decline, the value of some or all of the securities in the fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such futures contract. If, on the other hand, an Adviser expects general stock or bond market prices to rise, it might purchase a stock or bond index futures contract as a hedge against an increase in prices of particular securities it wants ultimately to buy. If in fact the stock or bond index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's futures contract resulting from the increase in the index. The Fund may purchase futures contracts on a stock or bond index to enable an Adviser to gain immediate exposure to the underlying securities market pending the investment in individual securities of the portion of the Fund's portfolio allocated to that Adviser.

         Under regulations of the Commodity Futures Trading Commission ("CFTC") currently in effect, which may change from time to time, with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the Securities and Exchange Commission is that the Fund's long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or "covered" in order to counter the impact of any potential leveraging.

         Parties to a futures contract must make "initial margin" deposits to secure performance of the contract. There are also requirements to make "variation margin" deposits from time to time as the value of the futures contract fluctuates. The Fund is not a commodity pool and, in compliance with CFTC regulations currently in effect, may enter into any futures contracts and related options for "bona fide hedging" purposes and, in addition, for other purposes, provided that aggregate initial margin and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 0.5% of the Fund's Managed Assets, after taking into account unrealized profits and unrealized losses on any such contracts. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. In addition, certain provisions of the Code may limit the extent to which the Fund may enter into futures contracts or engage in options transactions. See "Tax Matters."

         The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs).

         With respect to options purchased by the Fund, there are no daily cash payments made by the Fund to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.


         Risks Associated with Futures Contracts and Options on Futures Contracts. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. Futures prices are affected by many factors, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until the expiration of the contract. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to an Adviser's ability to predict correctly changes in interest rate relationships or other factors. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends. No assurance can be given that Spectrum's judgment in this respect will be correct.


         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         The Fund may invest in other options. An option is an instrument that gives the holder of the instrument the right, but not the obligation, to buy or sell a predetermined number of specific securities (i.e. preferred stocks, common stocks or bonds) at a stated price within the expiration period of the instrument, which is generally less than 12 months from its issuance. If the right is not exercised after a specified period but prior to the expiration, the option expires. Both put and call options may be used by the Fund.

         Short Sales. The Fund may make short sales of securities if, at all times when a short position is open, the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. This technique is called selling short "against the box."

         In a short sale against the box, the Fund will not deliver from its portfolio the securities sold and will not receive immediately the proceeds from the short sale. Instead, the Fund will borrow the securities sold short from a broker-dealer through which the short sale is executed and the broker-dealer will deliver such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer will be entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund will be required to pay the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with its custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund will receive the proceeds of the sale. Because the Fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

         Short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gain in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. The Fund will incur transaction costs in connection with short sales.

         In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent the Fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open.

         The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions. See "Tax Matters."

         Structured Notes. The Fund may use structured notes and similar instruments for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

         Credit Derivative Instruments. The Fund may purchase credit derivative instruments for purposes of hedging the Fund's credit risk exposure to certain issuers of securities that the Fund owns. For example, the Fund may enter into credit swap default contracts for hedging purposes where the Fund would be the buyer of such a default contract. The Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.

         Currency Exchange Transactions. The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk in the event the Fund invests in non-U.S. dollar denominated securities of non-U.S. issuers as described in this Statement of Additional Information. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

         At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

         The Fund may invest in relatively new instruments without a significant trading history for purposes of hedging the Fund's portfolio risks. As a result, there can be no assurance that an active secondary market will develop or continue to exist.


INTEREST RATE TRANSACTIONS

         In connection with the Fund's likely use of leverage through its sale of FundPreferred shares or Borrowings, the Fund, if market conditions are deemed favorable, likely will enter into interest rate swap or cap transactions to attempt to protect itself from increasing dividend or interest expenses on its FundPreferred shares or Borrowings. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate on the Fund's variable rate payment obligation on FundPreferred shares or any variable rate Borrowings. The payment obligations would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

         The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

         Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the FundPreferred shares or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

         Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counter-party that NIAC believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NIAC will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

         In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's Common Shares.

         The Fund may choose or be required to redeem some or all of the FundPreferred shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS



         The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at 12. None of the trustees who are not "interested persons" of the Fund has ever been a director or employee of, or consultant to, Nuveen, Spectrum or Froley, Revy or their affiliates. The Trustees serve annual terms until the next annual shareholder meeting. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.





                                           Positions and Offices       Principal Occupations, Including       Number of Portfolios
                                        with the Fund and Year First   Other Directorships Held, During         in Fund Complex
     Name and Address       Birthdate       Elected or Appointed            Past Five Years                   Overseen by Trustee
     ----------------       ---------       --------------------            ---------------                   -------------------

Trustee who is an "interested person" of the Fund:

Timothy R.  Schwertfeger*   03/28/49      Chairman of the Board        Chairman and Director (since 1996)             142
333 West Wacker Drive                     and Trustee, 2003            of Nuveen Investments, Inc.,
Chicago, IL 60606                                                      Nuveen Investments, LLC, Nuveen
                                                                       Advisory Corp. and Nuveen Institutional
                                                                       Advisory Corp.

_______________________________

* Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Investments, Inc., Nuveen Investments, LLC and NIAC.

                                           Positions and Offices       Principal Occupations, Including       Number of Portfolios
                                        with the Fund and Year First   Other Directorships Held, During         in Fund Complex
     Name and Address        Birthdate     Elected or Appointed            Past Five Years                   Overseen by Trustee
     ----------------        ---------     --------------------            ---------------                   -------------------
                                                                       Chairman and Director (since 1997)
                                                                       of Nuveen Asset Management, Inc.;
                                                                       Director (since 1996) of Institutional
                                                                       Capital Corporation; Chairman and
                                                                       Director (since 1999) of Rittenhouse
                                                                       Asset Management, Inc.; Chairman of
                                                                       Nuveen Investments Advisers Inc. (since
                                                                       2002).

Trustees who are not "interested persons" of the Fund:

William E.  Bennett          10/16/46     Trustee, 2003                Private Investor; previously,                    20
333 West Wacker Drive                                                  President and Chief Executive
Chicago, IL 60606                                                      Officer, Draper & Kramer, Inc.,
                                                                       a private company that handles
                                                                       mortgage banking, real estate
                                                                       development, pension advisory
                                                                       and real estate management
                                                                       (1995 - 1998).


Robert P. Bremner             8/22/40     Trustee, 2003                Private Investor and Management Consultant.     122
333 West Wacker Drive
Chicago, Il 60606

Lawrence H. Brown             7/29/34     Trustee, 2003                Retired (since 1989) as Senior Vice President   122
333 West Wacker Drive                                                  of The Northern Trust Company; Director of the
Chicago, Il 60606                                                      United Way of Highland Park-Highwood (since
                                                                       2002).


Jack B.  Evans**             10/22/48     Trustee, 2003                President, The Hall-Perrine                      20
333 West Wacker Drive                                                  Foundation, a private philanthropic
Chicago, IL 60606                                                      corporation (since 1996); Director,
                                                                       Alliant Energy; Director and Vice
                                                                       Chairman, United Fire & Casualty
                                                                       Company; Director, Federal Reserve
                                                                       Bank of Chicago; formerly, President and
                                                                       Chief Operating Officer, SCI
                                                                       Financial Group, Inc., a regional
                                                                       financial services firm.


Anne E. Impellizzeri          1/26/33     Trustee, 2003                Retired, formerly Executive Director (1998-     122
333 West Wacker Drive                                                  2001) of Manitoga (Center for Russel Wright's
Chicago, IL 60606                                                      Design with Nature); formerly, President and
                                                                       Executive Officer of Blanton-Peale Institutes
                                                                       Chief of Religion and Health (since 1990);
                                                                       prior thereto, Vice President, Metropolitan
                                                                       Life Insurance Co.


William L.  Kissick           7/29/32     Trustee, 2003                Professor Emeritus, School of Medicine           20
333 West Wacker Drive                                                  and the Wharton School of Management and
Chicago, IL 60606                                                      former Chairman, Leonard Davis
                                                                       Institute of Health Economics,
                                                                       University of Pennsylvania; Adjunct Professor,
                                                                       Health Policy and Management, Yale University.

Thomas E. Leafstrand***      11/11/31     Trustee, 2003                Retired; previously, Vice President              20
333 West Wacker Drive                                                  in charge of Municipal Underwriting
Chicago, IL 60606                                                      and Dealer Sales at The Northern
                                                                       Trust Company.


Peter R. Sawers                4/3/33     Trustee, 2003                Adjunct Professor of Business and Economics,    122
333 West Wacker Drive                                                  University of Dubuque, Iowa; formerly (1991-
Chicago, IL 60606                                                      2000) Adjunct Professor, Lake Forest Graduate
                                                                       School of Management, Lake Forest, Illinois;
                                                                       prior thereto, Executive Director, Towers
                                                                       Perrin Australia, a management consulting firm;
                                                                       Chartered Financial Analyst; Director, Executive
                                                                       Service Corps of Chicago, a not-for-profit
                                                                       organization; Certified Management Consultant.

William J. Schneider+         9/24/44     Trustee, 2003                Senior Partner and Chief Operating Officer,     122
333 West Wacker Drive                                                  Miller-Valentine Group, Vice President,
Chicago, IL 60606                                                      Miller-Valentine Realty, a development and
                                                                       contract company; Chair, Miami Valley Hospital;
                                                                       Chair, Miami Valley Economic Development
                                                                       Coalition; formerly Member, Community Advisory
                                                                       Board, National City Bank, Dayton, Ohio and
                                                                       Business Advisory Council, Cleveland Federal
                                                                       Reserve Bank.

Judith M. Stockdale          12/29/47     Trustee, 2003                Executive Director, Gaylord and Dorothy         122
333 West Wacker Drive                                                  Donnelley Foundation (since 1994); prior
Chicago, IL 60606                                                      thereto, Executive Director, Great Lakes
                                                                       Protection Fund (from 1990 to 1994)


Sheila W.  Wellington         2/24/32     Trustee, 2003                President (since 1993) of Catalyst (a            20
333 West Wacker Drive                                                  not-for-profit organization focusing
Chicago, IL 60606                                                      on women's leadership development in
                                                                       business and the professions).

** As a result of his ownership of securities issued by Wells Fargo & Co., the parent company of Wells Fargo Securities, LLC, one of the principal underwriters of the Fund, the Fund believes that Mr. Evans may be deemed to be an interested person for as long as Wells Fargo Securities, LLC serves as principal underwriter to the Fund and, therefore, for purposes of this offering he is being treated as an interested person. Mr. Evans owns less than 1% of such securities outstanding and has abstained from voting on any items involving the appointment of Wells Fargo Securities, LLC as principal underwriter to the Fund.

*** As a result of his ownership of securities issued by PNC Financial Services Group, the parent company of J.J.B. Hilliard, W.L. Lyons, Inc., one of the principal underwriters of the Fund, the Fund believes that Mr. Leafstrand may be deemed to be an interested person for as long as J.J.B. Hilliard, W.L. Lyons, Inc. serves as principal underwriter to the Fund and, therefore, for purposes of this offering he is being treated as an interested person. Mr. Leafstrand owns less than 1% of such securities outstanding and has abstained from voting on any items involving the appointment of J.J.B. Hilliard, W.L. Lyons, Inc. as principal underwriter to the Fund.

+ As a result of his ownership of securities issued by PNC Financial Services Group, the parent company of J.J.B. Hilliard, W.L. Lyons, Inc., one of the principal underwriters of the Fund, the Fund believes that Mr. Schneider may be deemed to be an interested person for as long as J.J.B. Hilliard, W.L. Lyons, Inc. serves as principal underwriter to the Fund and, therefore, for purposes of this offering he is being treated as an interested person. Mr. Schneider owns less than 1% of such securities outstanding and has abstained from voting on any items involving the appointment of J.J.B. Hilliard, W.L. Lyons, Inc. as principal underwriter to the Fund.

                                           Positions and Offices       Principal Occupations, Including       Number of Portfolios
                                        with the Fund and Year First      Directorships Held, During            in Fund Complex
     Name and Address       Birthdate       Elected or Appointed            Past Five Years                   Overseen by Officer
     ----------------       ---------       --------------------            ---------------                   -------------------
Officers of the Fund:

Gifford R. Zimmerman          9/9/56      Chief Administrative         Managing Director (since 2002), Assistant      142
333 West Wacker Drive                     Officer, 2003                Secretary and Associate General Counsel,
Chicago, IL 60606                                                      formerly, Vice President and Assistant General
                                                                       Counsel of Nuveen Investments, LLC; Managing
                                                                       Director (since 2002), General Counsel
                                                                       and Assistant Secretary, formerly, Vice
                                                                       President of Nuveen Advisory Corp. and Nuveen
                                                                       Institutional Advisory Corp.; Managing
                                                                       Director (since 2002), Assistant Secretary and
                                                                       Associate General Counsel, formerly, Vice President
                                                                       (since 2000), of Nuveen Asset Management, Inc.;
                                                                       Assistant Secretary of Nuveen Investments, Inc.
                                                                       (since 1994);  Assistant Secretary of NWQ
                                                                       Investment Management Company, LLC. (since 2002);
                                                                       Vice President and Assistant Secretary of Nuveen
                                                                       Investments Advisers Inc. (since 2002); Managing
                                                                       Director, Associate General Counsel and Assistant
                                                                       Secretary of Rittenhouse Asset Management, Inc.
                                                                       (since May 2003); Chartered Financial Analyst.


Michael T. Atkinson           2/3/66      Vice President and           Vice President (since January 2002),           142
333 West Wacker Drive                     Assistant Secretary,         formerly Assistant Vice President
Chicago, IL 60606                         2003                         (since 2000), previously, Associate
                                                                       of Nuveen Investments, LLC.

Peter H. D'Arrigo           11/28/67      Vice President and           Vice President of Nuveen Investments, LLC      142
333 West Wacker Drive                     Treasurer, 2003              (since 1999), prior thereto, Assistant
Chicago, IL 60606                                                      Vice President (from 1997); Vice
                                                                       President and Treasurer (since 1999)
                                                                       of Nuveen Investments, Inc.; Vice President
                                                                       and Treasurer (since 1999) of Nuveen Advisory
                                                                       Corp. and Nuveen Institutional Advisory Corp.;
                                                                       Vice President and Treasurer of Nuveen Asset
                                                                       Management,  Inc. (since 2002) and of Nuveen
                                                                       Investments Advisers Inc.; Assistant Treasurer
                                                                       of NWQ Investment Management Company, LLC.
                                                                       (since 2002); Chartered Financial Analyst.

Susan M. DeSanto              9/8/54      Vice President, 2003         Vice President of Nuveen Advisory              142
333 West Wacker Drive                                                  Corp. (since 2001); previously, Vice
Chicago, IL 60606                                                      President of Van Kampen Investment
                                                                       Advisory Corp. (since 1998); prior
                                                                       thereto, Assistant Vice President of
                                                                       Van Kampen Investment Advisory Corp.
                                                                       (since 1994).

Jessica R. Droeger           9/24/64      Vice President and           Vice President (since 2002)                    142
333 West Wacker Drive                     Secretary, 2003              and Assistant General Counsel (since
Chicago, IL 60606                                                      1998); formerly, Assistant Vice
                                                                       President (since 1998), of Nuveen Investments,
                                                                       LLC; Vice President (since 2002) and
                                                                       Assistant Secretary (since 1998), formerly
                                                                       Assistant Vice President, of Nuveen Advisory
                                                                       Corp. and Nuveen Institutional Advisory Corp.

Lorna C.  Ferguson          10/24/45      Vice President, 2003         Vice President of Nuveen Investments, LLC;     142
333 West Wacker Drive                                                  Vice President (since 1998) of Nuveen Advisory
Chicago, IL 60606                                                      Corp. and Nuveen Institutional Advisory Corp.

William M.  Fitzgerald        3/2/64      Vice President, 2003         Managing Director (since 2002) of Nuveen       142
333 West Wacker Drive                                                  Investments, LLC; Managing Director (since
Chicago, IL 60606                                                      2001), formerly, Vice President of Nuveen
                                                                       Advisory Corp. and Nuveen Institutional
                                                                       Advisory Corp. (since 1995); Managing
                                                                       Director of Nuveen Asset Management, Inc.
                                                                       (since 2001); Vice President of Nuveen
                                                                       Investments Advisers Inc. (since 2002);
                                                                       Chartered Financial Analyst.

Stephen D. Foy               5/31/54      Vice President and           Vice President (since 1993) and Funds          142
333 West Wacker Drive                     Controller, 2003             Controller (since 1998) of Nuveen Investments,
Chicago, IL 60606                                                      LLC; Vice President and Funds Controller
                                                                       (since 1998) of Nuveen Investments, Inc.;
                                                                       Certified Public Accountant.

David J. Lamb                3/22/63      Vice President, 2003         Vice President (since 2000) of                 142
333 West Wacker Drive                                                  Nuveen Investments, LLC, previously
Chicago, IL 60606                                                      Assistant Vice President (since
                                                                       1999); prior thereto, Associate
                                                                       of Nuveen Investments, LLC; Certified
                                                                       Public Accountant.

Tina M. Lazar                8/27/61      Vice President, 2003         Vice President (since 1999), previously        142
333 West Wacker Drive                                                  Assistant Vice President (since 1993)
Chicago, IL 60606                                                      of Nuveen Investments, LLC.

Larry W.  Martin             7/27/51      Vice President and           Vice President, Assistant Secretary            142
333 West Wacker Drive                     Assistant Secretary,         and Assistant General Counsel of
Chicago, IL 60606                         2003                         Nuveen Investments, LLC; Vice President and
                                                                       Assistant Secretary of Nuveen Advisory
                                                                       Corp. and Nuveen Institutional Advisory Corp.;

                                       Positions and Offices       Principal Occupations, Including            Number of Portfolios
                                    with the Fund and Year First   Directorships Held, During                    in Fund Complex
     Name and Address   Birthdate       Elected or Appointed            Past Five Years                        Overseen by Officer
     ----------------   ---------       --------------------            ---------------                        -------------------
                                                                   Assistant Secretary of Nuveen Investments,
                                                                   Inc. and (since 1997) of Nuveen Asset
                                                                   Management, Inc.; Vice President (since
                                                                   2000), Assistant Secretary and Assistant
                                                                   General Counsel (since 1998) of Rittenhouse
                                                                   Asset Management, Inc.; Vice President and
                                                                   Assistant Secretary of Nuveen Investments
                                                                   Advisers Inc. (since 2002); Assistant
                                                                   Secretary of NWQ Investment Management
                                                                   Company, LLC. (since 2002).


Edward F. Neild, IV     7/7/65       Vice President, 2003          Managing Director (since 2002)                     142
333 W. Wacker Drive                                                of Nuveen Investments, LLC;
Chicago, IL 60606                                                  Managing Director (since 1997), formerly
                                                                   Vice President (since 1996) of Nuveen
                                                                   Advisory Corp. and Nuveen Institutional
                                                                   Advisory Corp.; Managing Director of Nuveen
                                                                   Asset Management, Inc. (since 1999); Chartered
                                                                   Financial Analyst.


         The Board of Trustees has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the valuation and risk committee. Because the Fund is newly organized, none of the committees have met during the Fund's last fiscal year. The executive committee met once prior to the commencement of the Fund's operations.

         Robert P. Bremner, Anne E. Impellizzeri and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of the Board of Trustees of the Fund. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.


         The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The members of the audit committee are William E. Bennett, Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Thomas E. Leafstrand, William J. Schneider, Chair, and Peter R. Sawers.


         The nominating and governance committee is responsible for Board selection and tenure; selection and review of committees; and Board education and operations. In addition, the committee monitors performance of legal counsel and other service providers; periodically reviews and makes recommendations about any appropriate changes to trustee compensation; and has the resources and authority to discharge its responsibilities--including retaining special counsel and other experts or consultants at the expense of the Fund. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources (including shareholders) as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, LLC, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. The members of the nominating and governance committee are William E. Bennett, Robert P. Bremner, Chair, Lawrence
H. Brown, Jack B. Evans, Anne E. Impellizzeri, William L. Kissick, Thomas E. Leafstrand, Peter R. Sawers, William J. Schneider, Judith M. Stockdale and Sheila W. Wellington.

         The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the dividend committee are Timothy R. Schwertfeger, Chair, Lawrence H. Brown, Jack B. Evans and Thomas E. Leafstrand.

         The valuation committee oversees the Fund's pricing procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The members of the valuation committee are William E. Bennett, Chair, Lawrence H. Brown, Thomas E. Leafstrand, and Judith M. Stockdale.

          Trustees Bennett, Evans, Kissick, Leafstrand and Wellington are also trustees of 8 Nuveen open-end funds and 12 Nuveen closed-end funds managed by NIAC. Trustees Bremner, Brown, Impellizzeri, Sawers, Schneider and Stockdale are also directors or trustees, as the case may be, of 30 open-end and 92 closed-end funds managed by Nuveen Advisory Corp. Mr. Schwertfeger is also a director or trustee, as the case may be, of 38 Nuveen open-end funds and 104 closed-end funds managed by NIAC or Nuveen Advisory Corp. None of the independent trustees, nor any of their immediate family members, has ever been a director, officer, or employee of, or a consultant to, NIAC, Nuveen or their affiliates. In addition, none of the independent trustees owns beneficially or of record, any security of NIAC, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NIAC or Nuveen.

         The Common Shareholders of the Fund will elect trustees at the next annual meeting of Common Shareholders, unless any FundPreferred shares are outstanding at that time, in which event holders of FundPreferred shares, voting as a separate class, will elect two trustees, and the remaining trustees shall be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. Holders of FundPreferred shares will be entitled to elect a majority of the Fund's trustees under certain circumstances. See "Description of Shares - FundPreferred Shares - Voting Rights." The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2002:

                                                                  Aggregate Dollar Range of Equity Securities in All
                             Dollar Range of Equity Securities   Registered Investment Companies Overseen by Trustee
      Name of Trustee                   in the Fund                       in Family of Investment Companies
      ---------------                   -----------                       ---------------------------------
Timothy R. Schwertfeger                      $0                                     Over $100,000

William E. Bennett                           $0                                   $50,001 - $100,000

Robert P. Bremner                            $0                                   $10,001 - $50,000

Lawrence H. Brown                            $0                                   $50,001 - $100,000

Jack B. Evans                                $0                                     Over $100,000

Anne E. Impellizzeri                         $0                                   $10,001 - $50,000

William L. Kissick                           $0                                   $50,001 - $100,000

Thomas E. Leafstrand                         $0                                     Over $100,000

Peter R. Sawers                              $0                                     Over $100,000

William S. Schneider                         $0                                     Over $100,000

Judith M. Stockdale                          $0                                   $10,001 - $50,000

Sheila W. Wellington                         $0                                     Over $100,000

         No trustee who is not an interested person of the Fund owns beneficially or of record, any security of NIAC, Nuveen, Spectrum, Froley, Revy, Citigroup Global Markets Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with NIAC, Nuveen, Spectrum, Froley, Revy or Citigroup Global Markets Inc.

         The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year after commencement of operation. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the "Plan") that permits any trustee who is not an "interested person" of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee's deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from a trustee's deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund's obligations to make distributions under the Plan.


                              Estimated Aggregate      Total Compensation from    Amount of Total Compensation
     Name of Trustee        Compensation from Fund*    Fund and Fund Complex**       That Has Been Deferred
     ---------------        -----------------------    -----------------------    ----------------------------
Timothy R. Schwertfeger               $  0                     $     0                      $      0

William E. Bennett                     501                      53,050                        41,564

Robert P. Bremner                      501                      77,500                         8,780

Lawrence H. Brown                      521                      82,000                             0

Jack B. Evans                          521                      49,100                        19,357

Anne E. Impellizzeri                   480                      77,500                        58,535

William L. Kissick                     480                      49,000                        18,000

Thomas E. Leafstrand                   521                      52,300                        20,542

Peter R. Sawers                        501                      79,250                        58,785

William S. Schneider                   516                      77,500                        58,535

Judith M. Stockdale                    480                      77,750                        14,690

Sheila W. Wellington                   480                      47,600                        37,403


____________________________


* Based on the estimated compensation to be earned by the independent trustees for the 12-month period ending 7/31/2004, representing the Fund's first full fiscal year, for services to the Fund.


**Based on the compensation paid to the trustees for the one year period ending 12/31/02 for services to the Nuveen open-end and closed-end funds.


         The Fund has no employees. Its officers are compensated by Nuveen Investments, Inc. or its affiliates.

       Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The Independent Board Members of the funds managed by NIAC are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The Independent Board Members are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Board Member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments, Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.



                                 INVESTMENT ADVISERS

         NIAC, 333 West Wacker Drive, Chicago, Illinois 60606, will be responsible for determining the Fund's overall investment strategy, including portfolio allocations, and the use of leverage, hedging and interest rate transactions. NIAC also is responsible for selection of the Fund's Subadvisers and ongoing monitoring of the Subadvisers, managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by NIAC, see "Management of the Fund" in the Fund's Prospectus.

         NIAC serves as the investment adviser to the Fund and is responsible for managing the portion of the Fund's assets allocated to other debt instruments.


         NIAC, a registered investment adviser, is a wholly owned subsidiary of Nuveen Investments, Inc. According to data from Thomson Wealth Management, Nuveen Investments, Inc. is the leading sponsor of exchange-traded funds as measured by number of funds 103 and fund assets under management (approximately $42 billion) as of April 30, 2003. Founded in 1898, Nuveen Investments, Inc. and its affiliates had approximately $83 billion in assets under management as of April 30, 2003. Nuveen Investments, Inc. is a publicly-traded company that is approximately 79% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is a publicly-traded company located in St. Paul, Minnesota, and is principally engaged in providing property-liability insurance through subsidiaries.

          Gunther Stein and Lenny Mason are the portfolio managers for NIAC responsible for investing the Fund's assets allocated to other debt instruments. Mr. Stein is a Vice President of NIAC. He also has been lead portfolio manager for high yield strategies at Symphony Asset Management, LLC ("Symphony"), a wholly owned subsidiary of Nuveen Investments, Inc., since 1999. Prior to joining Symphony in 1999, Mr. Stein was a high yield portfolio manager at Wells Fargo. Mr. Mason is a Vice President of NIAC. He also is a high yield portfolio manager at Symphony. Prior to joining Symphony in 2001, Mr. Mason was a Managing Director in FleetBoston's Technology and Communications Group.

          Nuveen Investments, Inc. provides investment services to financial advisors serving high-net-worth clients and institutional clients. Nuveen Investments today markets its capabilities--which include tax-free investing, separately-managed accounts and market-neutral alternative investment portfolios--under four distinct brands: Nuveen, NWQ, Rittenhouse and Symphony. Nuveen Investments, Inc. is listed on The New York Stock Exchange and trades under the symbol "JNC."


          Spectrum, 4 High Ridge Park, Stamford, Connecticut 06905, is a Subadviser to the Fund and is responsible for managing the portion of the Fund's assets allocated to preferred securities. As one of the leading managers of preferred securities in the U.S., Spectrum specializes in the management of diversified preferred security portfolios for institutional investors, including Fortune 500 companies, pension funds, insurance companies and foundations. Spectrum also serves as a sub-adviser for a large offshore fund. Spectrum, a registered investment adviser, commenced operations in 1987 and had approximately $8 billion in assets under management as of April 30, 2003.

          Spectrum is an independently managed wholly owned subsidiary of Principal Global Investors, LLC, which is part of Principal Financial Group Inc., a publicly traded, diversified, insurance and financial services company. Collectively, subsidiaries and affiliates of Principal Global Investors, LLC managed over $98 billion in combined assets worldwide as of April 30, 2003.
As a subsidiary of Principal Global Investors, LLC, Spectrum also can take advantage of Principal's extensive staff of internal credit analysts.


          A team of Spectrum professionals led by Mark A. Lieb, Bernard M. Sussman and L. Phillip Jacoby, IV is responsible for investing the portion of the Fund's assets allocated to preferred securities.

          Mr. Lieb is an Executive Director and the Chief Financial Officer of Spectrum. Mr. Lieb is responsible for business development of Spectrum. Prior to founding Spectrum in 1987, Mr. Lieb was a founder, director and partner of DBL Preferred Management, Inc., a wholly owned corporate cash management subsidiary of Drexel Burnham Lambert, Inc. Mr. Lieb was instrumental in the formation and continual development of all aspects of DBL Preferred Management, Inc., including the daily management of preferred stock portfolio for institutional clients, general hedging strategies, and market strategies employed by the firm. Mr. Lieb's prior employment included the development of the preferred stock trading desk at Mosley Hallgarten & Estabrook. Mr. Lieb has a B.A. in economics from Central Connecticut State College and an M.B.A. in finance from the University of Hartford.

          Mr. Sussman is an Executive Director and the Chief Investment Officer of Spectrum and is Chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was employed by Goldman Sachs & Co. for nearly 18 years. A general partner and head of the Preferred Stock Department, he was in charge of sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. Mr. Sussman was a limited partner at Goldman Sachs from December 1994 through November 1996. He has a B.S. in industrial relations and an M.B.A. in finance from Cornell University.

          Mr. Jacoby is a Senior Vice President of Spectrum. He joined Spectrum in 1995 as a Portfolio Manager. Previously, Mr. Jacoby worked as a senior investment officer at USL Capital Corporation (a subsidiary of Ford Motor Corporation) and was a co-manager of a $600 million preferred stock portfolio. Mr. Jacoby has a B.S. in finance from Boston University.


          Froley, Revy, 10900 Wilshire Boulevard, Suite 900, Los Angeles, California 90024, is a Subadviser to the Fund and is responsible for managing the portion of the Fund's assets allocated to convertible securities. Froley, Revy specializes in the management of convertible securities. Froley, Revy commenced operations in 1975 and had approximately $2.5 billion in assets under management as of April 30, 2003.

         Froley, Revy is an independently managed wholly owned subsidiary of First Republic Bank, which is a publicly-traded commercial bank and wealth management firm. Collectively, subsidiaries and affiliates of First Republic Bank, including Froley, Revy, managed approximately $7 billion in combined assets as of April 30, 2003.


         Andrea Revy O'Connell and Michael Revy are the portfolio managers at Froley, Revy responsible for investing the portion of the Fund's assets allocated to convertible securities. Ms. O'Connell is President and Chief Executive Officer of Froley, Revy and has been Managing Director and a Principal of Froley, Revy since 1994. Mr. Revy is a Senior Vice President, Senior Portfolio Manager and a Managing Director of Froley, Revy and is responsible for the development and co-management of Froley, Revy's convertible arbitrage product. Before joining Froley, Revy in 2002, Mr. Revy was a private banker at Wechsler & Co., Inc. since 1998, and prior thereto worked for Lehman Brothers for six years in that firm's convertible bond group.

         Pursuant to an investment management agreement between NIAC and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by NIAC, payable on a monthly basis, according to the following schedule:

Average Daily Managed Assets                                        Management
                                                                        Fee
                                                                        ---
Up to $500 million..................................................   .9000%
$500 million to $1 billion..........................................   .8750%
$1 billion to $1.5 billion..........................................   .8500%
$1.5 billion to $2.0 billion........................................   .8250%
Over $2.0 billion...................................................   .8000%

         If the Fund utilizes leverage through the issuance of FundPreferred shares in an amount equal to 33 1/3% of the Fund's total assets (including the amount obtained from leverage), the management fee calculated as a percentage of net assets attributable to Common Shares would be as follows:

Net Assets Attributable to Common Shares                            Management
----------------------------------------                                Fee
                                                                        ---

Up to $500 million ....................................................1.3500%
$500 million to $1 billion ............................................1.3125%
$1 billion to $1.5 billion ............................................1.2750%
$1.5 billion to $2.0 billion ..........................................1.2375%
Over $2.0 billion .....................................................1.2000%

         Pursuant to investment subadvisory agreements between NIAC and each of the Subadvisers, each Subadviser will receive from NIAC a management fee equal to 40% of the management fee payable by the Fund to NIAC (net of the reimbursements described below) with respect to the Subadviser's allocation of Managed Assets up to the first $500 million of the average daily Managed Assets of the Fund allocated to that Subadviser and 35% thereafter.

         In addition to the fee of NIAC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NIAC), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any FundPreferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         For the first eight full years of the Fund's operation, the Advisers have contractually agreed to reimburse the Fund for fees and expenses in the amounts, and for the time periods, set forth below:


                          Percentage                               Percentage
                          Reimbursed                               Reimbursed
                       (as a percentage                         (as a percentage
Year Ending               of Managed          Year Ending          of Managed
  June 30                    Assets)            June 30               Assets)
 ------------             ------------       ------------          ------------
    2003(1)                   .32%              2008                   .32%
    2004                      .32%              2009                   .24%
    2005                      .32%              2010                   .16%
    2006                      .32%              2011                   .08%
    2007                      .32%

_______________

(1)      From the commencement of operations.


         Reducing Fund expenses in this manner will tend to increase the amount of income available for the Common Shareholders. The Advisers have not agreed to reimburse the Fund for any portion of its fees and expenses beyond June 30, 2011.



         Unless earlier terminated as described below, the Fund's investment management agreement with NIAC and the Fund's investment sub-advisory agreements (the "management agreements") will remain in effect until August 1, 2004. The management agreements continue in effect from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or NIAC upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act. Each investment sub-advisory agreement may be terminated at any time, without penalty, by the Fund, NIAC or the Subadviser party thereto upon 60 days written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.


         The management agreements have been approved by a majority of the independent trustees of the Fund and the sole shareholder of the Fund. The independent trustees have determined that the terms of the Fund's management agreements are fair and reasonable and that the agreements are in the Fund's best interests. The independent trustees believe that the management agreements will enable the Fund to obtain high quality investment management services at a cost that they deem appropriate, reasonable, and in the best interests of the Fund and its shareholders. In making such determination, the independent trustees met independently from the interested trustee of the Fund and any officers of NIAC, Spectrum, Froley, Revy and their affiliates. The independent trustees also relied upon the assistance of counsel to the independent trustees.


         In evaluating the investment management agreement between the Fund and NIAC, the independent trustees reviewed materials furnished by NIAC at the annual advisory contract renewal meeting held in May 2003, including information regarding NIAC, its affiliates and its personnel, operations and financial condition. In evaluating the investment sub-advisory agreements, the independent trustees reviewed materials furnished by Spectrum in May, 2003, including information regarding Spectrum, its affiliates and its personnel, operations and financial condition. The independent trustees also reviewed materials previously furnished by Froley, Revy, including information regarding Froley, Revy, its affiliates and its personnel, operations and financial condition. The independent trustees also reviewed, among other things, the nature and quality of services to be provided by NIAC, Spectrum and Froley, Revy, the proposed fees to be charged by NIAC, Spectrum and Froley, Revy for investment management services, the profitability to NIAC, Spectrum and Froley, Revy of their relationships with the Fund, fall-out benefits to NIAC, Spectrum and Froley, Revy from that relationship, economies of scale achieved by NIAC, Spectrum and Froley, Revy, the experience of the investment advisory and other personnel providing services to the Fund, the historical quality of the services provided by NIAC, Spectrum and Froley, Revy and comparative fees and expense ratios of investment companies with similar objectives and strategies managed by other investment advisers, and other factors that the independent trustees deemed relevant. The independent trustees, at various times, discussed with representatives of NIAC, Spectrum and Froley, Revy the Fund's operations and each of NIAC's, Spectrum's and Froley, Revy's ability to provide advisory and other services to the Fund.

         The Fund, NIAC, Nuveen, Spectrum, Froley, Revy, Citigroup Global Markets Inc. and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including the Fund's portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics of the Fund, NIAC, Nuveen, Spectrum, and Froley, Revy can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, each Adviser, with respect to the securities for which it is responsible, is responsible for decisions to buy and sell securities for the Fund and the negotiation of brokerage commissions to be paid. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There generally is no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

         NIAC

         NIAC, with respect to the securities for which it is responsible, is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the prices to be paid for principal trades and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained through other means. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.


         With respect to interests in corporate loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which NIAC will negotiate on behalf of the Fund, although a more developed market may exist for certain corporate loans. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the lender selling participations or assignments to the Fund. NIAC will determine the lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with the borrower, financial condition, credit standards and quality of management. Although the Fund intends generally to hold interests in corporate loans until maturity or prepayment of the corporate loan, the illiquidity of many corporate loans may restrict the ability of NIAC to locate in a timely manner persons willing to purchase the Fund's interests in corporate loans at a fair price should the Fund desire to sell such interests. See "Risks" in the Prospectus.


         The Fund expects that substantially all other portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and ask price. It is the policy of NIAC to seek the best execution under the circumstances of each trade. NIAC evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondary in determining best execution. Given the best execution obtainable, it will be NIAC's practice to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to NIAC. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to NIAC's own research efforts, the receipt of research information is not expected to reduce significantly NIAC's expenses. While NIAC will be primarily responsible for the placement of the business of the Fund, the policies and practices of NIAC in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees of the Fund.

         NIAC may manage other investment accounts and investment companies for other clients which have investment objectives similar to those of the Fund. Subject to applicable laws and regulations, NIAC seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell assets or securities by the Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from NIAC's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

         Spectrum

         In selecting a broker to execute each particular transaction for which it is responsible, Spectrum will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of a Fund on a continuing basis.

         Spectrum may act as broker for the Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the Board of Trustees of the Fund. The Board of Trustees, including a majority of the trustees who are not "interested" trustees, has determined that portfolio transactions for the Fund may be executed through Spectrum if, in the judgment of NIAC and Spectrum, the use of Spectrum is likely to result in prices and execution at least as favorable to the Fund as would be available from other qualified brokers and if, in such transactions, Spectrum charges the Fund commission rates at least as favorable to the Fund as those charged by Spectrum to comparable unaffiliated customers in similar transactions. The Board of Trustees also has adopted procedures that are reasonably designed to provide that any commission, fee or other remuneration paid to Spectrum is consistent with the foregoing standard. The Fund will not effect principal transactions with Spectrum. In executing transactions through Spectrum, the

Fund will be subject to, and intends to comply with, Section 17(e) of the 1940 Act and the rules thereunder.

       The cost of the brokerage commissions to the Fund in any transaction (other than those effected by Spectrum) may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the trustees may determine, Spectrum shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of having caused the Fund to pay a broker (other than Spectrum) that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction if Spectrum determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or Spectrum's ongoing responsibilities with respect to the Fund. Research and investment information may be provided by these and other brokers at no cost to Spectrum and is available for the benefit of other accounts advised by Spectrum and its affiliates, and not all of the information will be used in connection with the Fund. Although this information may be useful in varying degrees and may tend to reduce Spectrum's expenses, it is not possible to estimate its value and in the opinion of Spectrum it does not reduce expenses in a determinable amount. The extent to which Spectrum makes use of statistical, research and other services furnished by brokers is considered by Spectrum in the allocation of brokerage business but there is no formula by which such business is allocated. Spectrum does so in accordance with its judgement of the best interests of the Fund and its shareholders. Spectrum may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to them for which they would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, Spectrum may consider sales of shares of the Fund as a fact in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

       Certain other clients of Spectrum may have investment objectives and policies similar to those of the Fund. Spectrum may, from time to time, make recommendations that result in the purchase or sale of a particular security by their other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being sold, there may be an adverse effect on the price of such securities. It is the policy of Spectrum to allocate advisory recommendations and the placing of orders in a manner that each deems equitable to the accounts involved, including the Fund. When two or more of the clients of Spectrum (including the Fund) are purchasing or selling the same security on a given day through the same broker-dealer, such transactions may be averaged as to price.

       Froley, Revy

       It is the policy of Froley, Revy to secure the execution of orders on its portfolio transactions in an effective manner at the most favorable price. Pursuant to its agreement with the Fund, Froley, Revy determines, subject to the general supervision of the Board of Trustees and in accordance with the Fund's investment objectives, policies and restrictions, which securities are to be purchased and sold and which brokers are to be eligible to execute its portfolio transactions. It is not the policy of Froley, Revy to deal solely with one broker, but it is Froley, Revy's intention to place portfolio transactions with those brokers which provide the most favorable combination of price, execution and services to the Fund. Research services are a factor in selection of brokers, but payment in excess of brokerage commissions charged by other brokers is made in recognition of research services. The reasonableness of brokerage commissions is evaluated by comparison to fees charged by other brokers where the execution and services are comparable.

                                  DISTRIBUTIONS

Level Rate Dividend Policy

         Subject to the determination of the Board of Trustees to implement a Managed Dividend Policy, as discussed below, commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Shareholders at a level rate based on the projected performance of the Fund, which rate may be adjusted from time to time. The Fund's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends payable on Fund Preferred Shares, if any, and interest and required principal payments on Borrowings, if any. The net investment income of the Fund consists of all income (other than net capital gain) less all expenses of the Fund. Expenses of the Fund are accrued each day. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund intends to distribute all of its net capital gain and ordinary taxable income, if any, after paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shareholders, or making interest and required principal payments on Borrowings, if any. Initial distributions to Common Shareholders are expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the commencement of this offering, depending upon market conditions. Although it does not now intend to do so, the Board of Trustees may change the Fund's dividend policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund's undistributed net investment income and historical and projected net investment income and the amount of the expenses and dividend rates on the outstanding FundPreferred shares.

         To permit the Fund to maintain a more stable monthly distribution, the Fund will initially distribute less than the entire amount of net investment income earned in a particular period. The undistributed net investment income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by the Fund during the period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

Managed Dividend Policy

     In June 2002, NIAC, on behalf of itself and certain funds, filed an exemptive application with the Securities and Exchange Commission seeking an order under the 1940 Act facilitating the implementation of the Managed Dividend Policy. The application will be amended to include the Fund as a party. If, and when, NIAC, on behalf of itself and other parties, receives the requested relief, the Fund may, subject to the determination of its Board of Trustees, implement a Managed Dividend Policy.

     Under a Managed Dividend Policy, the Fund would intend to distribute a monthly fixed amount to Common Shareholders. As with the Level Dividend Rate Policy, distributions would be made only after paying any accrued dividends or making any redemption or liquidation payments with respect to FundPreferred Shares, if any, and interest and required principal payments on Borrowings, if any. Under a Managed Dividend Policy, if for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund's final distribution for each calendar year would include any remaining net investment income undistributed during the year, as well as all net capital gain realized during the year.


         If, for any calendar year, the Fund's total distributions exceeded net investment income and net realized capital gain (the "Excess"), the Excess, distributed from the Fund's assets, would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder's tax basis in Common Shares, with any amounts exceeding such basis treated as gain from the sale of Common Shares. The Excess, however, would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made.

         There is no guarantee that the Fund will receive an exemptive order facilitating the implementation of a Managed Dividend Policy or, if received, that the Board of Trustees will determine to implement a Managed Dividend Policy. The Board of Trustees reserves the right to change the dividend policy from time to time.

         In the event the Fund distributed the Excess, such distribution would decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. There is a risk that the Fund would not eventually realize capital gains in an amount corresponding to a distribution of the Excess.


         For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between Common Shares and FundPreferred shares in proportion to total dividends paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of FundPreferred shares on the distributions made by a Fund to Common Shareholders, see the Fund's Prospectus under "Use of Leverage."

         While any FundPreferred shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the FundPreferred shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding FundPreferred shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                              DESCRIPTION OF SHARES

COMMON SHARES

         The Fund's Declaration of Trust (the "Declaration") authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of FundPreferred shares if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. At any time when the Fund's FundPreferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on FundPreferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to FundPreferred shares would be at least 200% after giving effect to such distributions. See "FundPreferred Shares" below.


         The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.


         Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Fund's net asset value per share generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater because the Fund, if market conditions are deemed favorable, likely will have a leveraged capital structure. Net asset value will be reduced immediately following the offering after payment of the sales load and organization and offering expenses. Nuveen has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $0.03 per Common Share. See "Use of Proceeds." Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon a Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Fund's Prospectus under "Use of Leverage" and "The Fund's Investments."


FUNDPREFERRED SHARES

         The Declaration authorizes the issuance of an unlimited number of FundPreferred shares in one or more classes or series, with rights as determined by the Board of Trustees of the Fund, by action of the Board of Trustees without the approval of the Common Shareholders.

         The Fund's Board of Trustees has authorized an offering of FundPreferred shares (representing approximately 33 1/3% of the Fund's capital immediately after the time the FundPreferred shares are issued) that the Fund expects will likely be issued within approximately one and one-half to two months after completion of the offering of Common Shares. Any such decision is subject to market conditions and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of FundPreferred shares is likely to achieve the benefits to the Common Shareholders described in this Statement of Additional Information. The Board has stated that the initial series of FundPreferred shares would likely pay cumulative dividends at relatively shorter-term periods (such as 7 days); by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees of the Fund has indicated that the liquidation preference, preference on distribution, voting rights and redemption provisions of the FundPreferred shares will be as stated below.

         Limited Issuance of FundPreferred Shares. Under the 1940 Act, the Fund could issue FundPreferred shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the FundPreferred shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the FundPreferred shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and FundPreferred shares discussed in this Prospectus, the liquidation value of the FundPreferred shares is expected to be approximately 33 1/3% of the value of the Fund's total net assets. The Fund intends to purchase or redeem FundPreferred shares, if necessary, to keep that fraction below one-half.

         Distribution Preference. The FundPreferred shares have complete priority over the Common Shares as to distribution of assets.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of FundPreferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, holders of FundPreferred shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

         Voting Rights. In connection with any issuance of FundPreferred shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that FundPreferred shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this Statement of Additional Information and except as otherwise required by applicable law, holders of FundPreferred shares will vote together with Common Shareholders as a single class.

         In connection with the election of the Fund's trustees, holders of FundPreferred shares, voting as a separate class, will be entitled to elect two of the Fund's trustees, and the remaining trustees shall be elected by Common Shareholders and holders of FundPreferred shares, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding FundPreferred shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding FundPreferred shares, voting as a separate class, will be entitled to elect a majority of the Fund's trustees until all dividends in arrears have been paid or declared and set apart for payment.

        The affirmative vote of the holders of a majority of the Fund's outstanding FundPreferred shares of any class or series, as the case may be, voting as a separate class, will be required to, among other things, (1) take certain actions which would affect the preferences, rights, or powers of such class or series or (2) authorize or issue any class or series ranking prior to the FundPreferred shares. Except as may otherwise be required by law, (1) the affirmative vote of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, will be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (2) the affirmative vote of the holders of at least two-thirds of the outstanding FundPreferred shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding FundPreferred shares, voting as a separate class, shall be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in a Fund's investment objectives or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies--Investment Restrictions." The class or series vote of holders of FundPreferred shares described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and FundPreferred shares necessary to authorize the action in question.

         The foregoing voting provisions will not apply with respect to the Fund's FundPreferred shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         Redemption, Purchase and Sale of FundPreferred Shares. The terms of the FundPreferred shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase FundPreferred shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of FundPreferred shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

         The discussion above describes the Board of Trustees' present intention with respect to a possible offering of the FundPreferred shares. The terms of the FundPreferred shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.


BORROWINGS

         The Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) ("Borrowings") and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

         Limitations on Borrowings. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more NRSROs which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

         Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

         Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

         The discussion above describes the Fund's Board of Trustees' present intention with respect to an offering of FundPreferred shares or Borrowings.
The terms of the FundPreferred shares and, if authorized by the Board of Trustees, the terms of any Borrowings may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.


                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

     The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund or
(5) removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), the required vote by only the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and FundPreferred shares, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the Bylaws, the affirmative vote of the holders of at least a majority of the Fund's FundPreferred shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of FundPreferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.



         The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

         Reference should be made to the Declaration on file with the Commission for the full text of these provisions.

         The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Fund's FundPreferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued
FundPreferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding FundPreferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.


         Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board's present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's Common Shares and FundPreferred shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund's FundPreferred shares outstanding at the time, voting as a separate class, provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See the Prospectus under "Certain Provisions in the Declaration of Trust" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all FundPreferred shares then outstanding, and the Fund's Common Shares would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.


         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when FundPreferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks--Concentration Risk" and "Risks--Leverage Risk."

         Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of the Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                                   TAX MATTERS

FEDERAL INCOME TAX MATTERS


         The following discussion of federal income tax matters is based upon the advice of Bell, Boyd & Lloyd LLC, special counsel to the Fund.

         Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, non-U.S. country, or other taxing jurisdiction.


         The Fund intends to elect to be treated and to qualify annually as a regulated investment company under the Code.


         To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid).

     As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as "qualified dividend income" in the case of noncorporate shareholders and (ii) for the Dividend Received Deduction in the case of corporate shareholders.

DISTRIBUTIONS

         Dividends paid out of the Fund's investment company taxable income will be taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Because Spectrum does not intend to invest with a view to maximizing the portion of the Fund's distributions qualifying for the Dividends Received Deduction or treatment as "qualified dividend income," any shareholder who otherwise would qualify for the reduced tax rates on "qualified dividend income" or the Dividends Received Deduction should assume that dividends paid to it out of the Fund generally will not qualify for the reduced tax rates on "qualified dividend income" or the Dividends Received deduction.

         Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.


        The Internal Revenue Service's position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its FundPreferred Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as capital gain dividends in a manner that allocates such dividends between the holders of the Common Shares and the holders of FundPreferred Shares, in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law.


         Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

SALE OR EXCHANGE OF FUND SHARES

         Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

         Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

NATURE OF FUND'S INVESTMENTS


         Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund may make certain tax elections in order to mitigate the effect of these provisions.


FUTURES CONTRACTS AND OPTIONS

         The Fund's transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.


RECOGNITION OF INCOME IN THE ABSENCE OF CASH

         Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, the Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

         The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as these transactions.

INVESTMENTS IN SECURITIES OF UNCERTAIN TAX CHARACTER

         The Fund may invest in preferred securities, convertible securities or other securities the federal income tax treatment of which is uncertain or subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

         The Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. As modified by the Jobs and Growth Tax Relief Reconciliation Act of 2003, the backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS


         U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a "non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.


         Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.


         Capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. federal withholding tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. federal withholding tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Tax Matters--Backup Withholding," above. Any gain a non-U.S. shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless, in the case of a non-U.S. shareholder that is a nonresident alien individual, the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States.


         Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code.

         The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.




THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003


          The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act") reduced the maximum tax rate on long-term capital gains of noncorporate investors from 20% to 15%. The Act also reduced to 15% the maximum tax rate on "qualified dividend income" received by noncorporate shareholders; to be eligible for this reduced rate, a shareholder must satisfy certain holding period requirements. In the case of a regulated investment company, the amount of dividends paid by the company that may be eligible for the reduced rate may not exceed the amount of aggregate qualifying dividends received by the company. Because most of the dividends paid out of the Funds's investment company taxable income are expected to be attributable to interest on convertible securities, high-yield securities, preferred securities, or other securities not treated as stock for federal income tax purposes, the Fund's dividends generally will not be eligible for the reduced rates of tax applicable to "qualified dividend income." To the extent the Fund distributes amounts of dividends, including capital gain dividends, eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders. Without further legislative change, the rate reductions enacted by the Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2009.



REGULATIONS ON "REPORTABLE TRANSACTIONS"

         Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


OTHER TAXES

         Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

         The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services;

publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Dow Jones Industrial Average, Dow Jones Utility Index, the Merril Lynch Hybrid Preferred Securities Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government Bond Index, the NAREIT Equity REIT Index, the Lehman Brothers High Yield Index, the Lehman Brothers Credit Index and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole - the beta - or in absolute terms - the standard deviation.) Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

         From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investments comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

         The Fund's "average annual total return" is computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

         Average Annual Total Return will be computed as follows:

                   ERV = P(1+T)/n/

         Where:      P = a hypothetical initial payment of $1,000
                     T = average annual total return
                     n = number of years
                   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

         The Funds may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

         Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

         Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

                  ATV/D/ = P(1+T)/n/

         Where:   P = a hypothetical initial investment of $1,000
                  T = average annual total return (after taxes on distributions) n = number of years
                  ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

         Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

                  ATV/DR/ = P(1+T)/n/

         Where:            P = a hypothetical initial investment of $1,000
                           T = average annual total return (after taxes on distributions and redemption) n = number of years
                  ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

         Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

         Yield = 2 [( a-b/cd +1)/6/ - 1]

         Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)
                     c = the average daily number of shares outstanding during
                         the period that were entitled to receive dividends
                     d = the maximum offering price per share on the last day of the period

         Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment. See Appendix B for additional performance related and comparative information.

                                     EXPERTS



         The Financial Statements of the Fund as of June 3, 2003, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP provides accounting and auditing services to the Fund. The principal business address of Ernst & Young LLP is 233 South Wacker Drive, Chicago, Illinois 60606.



                          CUSTODIAN AND TRANSFER AGENT

         The custodian of the assets of the Fund is State Street Bank and Trust Company, One Federal Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. The Fund's transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110.


                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                        REPORT OF INDEPENDENT AUDITORS


The Board of Trustees and Shareholder of
Nuveen Preferred and Convertible Income Fund 2

We have audited the accompanying statement of assets and liabilities of Nuveen Preferred and Convertible Income Fund 2 (the "Fund") as of June 3, 2003
and the related statement of operations for the period from March 17, 2003 (date of organization) through June 3, 2003. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of the Fund at June 3, 2003, and the results of its operations for the period from March 17, 2003 (date of organization) through June 3, 2003, in conformity with accounting principles generally accepted in the United States.


                                      /s/ ERNST & YOUNG LLP

Chicago, Illinois
June 4, 2003

                 NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2
                              FINANCIAL STATEMENTS

                 Nuveen Preferred and Convertible Income Fund 2
                       Statement of Assets and Liabilities
                                  June 3, 2003



Assets:
    Cash...............................................................   $  100,275
    Offering costs.....................................................    1,330,000
    Receivable from Adviser............................................       11,500
                                                                          ----------
       Total assets....................................................    1,441,775
                                                                          ----------

Liabilities:
    Accrued offering costs.............................................    1,330,000
    Payable for organization costs.....................................       11,500
                                                                          ----------
       Total liabilities...............................................    1,341,500
                                                                          ----------
FundPreferred Shares, $25,000 liquidation value; unlimited number of
    shares authorized, no shares outstanding...........................            -
                                                                          ----------

Net assets applicable to Common Shares.................................   $  100,275
                                                                          ==========

Net asset value per Common Share outstanding ($100,275 divided
    by 7,000 Common Shares outstanding)................................   $   14.325
                                                                          ==========
Net Assets Applicable to Common Shares Represent:
    Common Shares, $.01 par value; unlimited number of shares
       authorized, 7,000 shares outstanding............................   $       70
    Paid-in surplus....................................................      100,205
                                                                          ----------
                                                                          $  100,275
                                                                          ==========

                 NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2

                              Statement of Operations
    Period from March 17, 2003 (date of organization) through June 3, 2003

Investment income.................................................... $      -
                                                                      --------

Expenses:
   Organization costs................................................ $ 11,500
   Expense reimbursement.............................................  (11,500)
                                                                      --------
      Total expenses.................................................        -
                                                                      --------
Net investment income................................................ $      -
                                                                      ========

Note 1: Organization

The Fund was organized as a Massachusetts business trust on March 17, 2003, and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 7,000 Common Shares to Nuveen Institutional Advisory Corp., the Fund's investment adviser (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc.

Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen Investments, Inc., has agreed to reimburse all organization expenses (approximately $11,500) and pay all Common Share offering costs (other than the sales load) that exceed $.03 per Common Share.

The Fund's primary investment objective is high current income.

The Fund is authorized by its Declaration of Trust to issue FundPreferred shares having a liquidation value of $25,000 per share in one or more classes or series, with dividend, liquidation preference and other rights as determined by the Fund's Board of Trustees without approval of the Common Shareholders.

Note 2: Significant Accounting Policies

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results may differ from those estimates.

The Fund's share of Common Share offering costs will be recorded as a reduction of the proceeds from the sale of Common Shares upon the commencement of Fund operations. If the Fund offers FundPreferred Shares, the offering costs will be borne by Common Shareholders as a direct reduction to paid-in surplus.

Note 3: Investment Management Agreement

Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay a management fee, payable on a monthly basis, at an annual rate ranging from 0.9000% of the first $500 million of the average daily net assets (including net assets attributable to FundPreferred Shares and the principal amount of borrowings ("Managed Assets")) to 0.8000% of the average daily Managed Assets in excess of $2 billion.

In addition to the reimbursement and waiver of organization and Common Share offering costs discussed in Note 1, the Adviser has contractually agreed to reimburse the Fund for fees and expenses in the amount of .32% of average daily Managed Assets for the first 5 full years of the Fund's operations, .24% in year 6, .16% in year 7 and .08% in year 8. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond June 30, 2011.

Note 4: Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, in addition to any realized capital gains from investment transactions.

                                   APPENDIX A

                             Ratings of Investments


         Standard & Poor's Corporation --A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:


         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper.

         Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

         1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         2.          Nature of and provisions of the obligation; and

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

                  AAA

                  An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  AA

                  An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  A

                  An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  BBB

                  An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  BB, B, CCC, CC, And C

                  Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  BB

                  An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  B

                  An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  CCC

                  An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  CC

                  An obligation rated 'CC' is currently highly vulnerable to nonpayment.

                  C

                  The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  D

                  An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  C

                  The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

                  p

                  The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                  *

                  Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

                  r

                  The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                  N.R.

                  Not rated.

                  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

                  Bond Investment Quality Standards

                  Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

                  Short-Term Issue Credit Ratings

                  Notes

                  A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

                       . Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

                       . Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

         Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

         SP-2

         Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3

         Speculative capacity to pay principal and interest.

         A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

         Commercial Paper

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

         A-1

         A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2

         A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3

         A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B

         A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C

         A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D

         A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

         Moody's Investors Service, Inc.-- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

         Municipal Bonds

         Aaa

         Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa

         Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in 'Aaa' securities.

         A

         Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa

         Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba

         Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B

         Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa

         Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca

         Bonds which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C

         Bonds which are rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         #(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

         Con. (...): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

         (P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

         Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

         Short-Term Loans

         MIG 1/VMIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2

         This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         MIG 3/VMIG 3

         This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         SG

         This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

         Commercial Paper

         Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

         -- Leading market positions in well-established industries.

         -- High rates of return on funds employed.

         -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

         -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Fitch Ratings --A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

         Long-Term Credit Ratings

         Investment Grade

         AAA

         Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA

         Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A

         High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB

         Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         Speculative Grade

         BB

         Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B

         Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC, CC, C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

         DDD, DD, and D Default

         The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

         Short-Term Credit Ratings

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F1

         Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2

         Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3

         Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         B

         Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C

     High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D

     Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

     'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

     'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are `stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX B

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION


A Fund Designed to Provide High Current Income From A Quality-Oriented Portfolio

Attractive Current Yields

          As of April 30, 2003, investment-grade quality taxable preferred securities, as well as convertible securities generally, offered attractive yields to maturity when compared with other fixed-income investments. At least 80% of the Fund's portfolio will be invested in investment-grade quality taxable preferred securities and in investment-grade and non-investment grade quality convertible securities.



                            [BAR CHART APPEARS HERE]

Attractive  Yields to Maturity
As of 4/30/03                       Yield to Maturity
Taxable Preferred Securities        6.86%
Corporate Bonds                     4.41%
Convertible Securities              3.92%
Gov't Bonds                         3.07%

Source: Merrill Lynch, Lehman Brothers, Bloomberg

Please see the paragraph below for more information on the indexes used. All yields shown are as of April 30, 2003. It is not possible to invest directly in any of these indexes. The Fund differs from any of these indexes in several important respects. The Fund will invest in more than one asset class. The taxable preferred securities index discussed below consists only of exchange-traded preferred securities, while the Fund may invest in over-the-counter preferred securities. The convertible securities index discussed below consists only of companies operating in the U.S., while the Fund may invest in securities of non-U.S. operating companies. The Fund likely will use leverage, although there is no assurance leverage will be used. Leverage carries some risks. Unlike an index, the Fund will charge management fees and expenses. The yields shown here are for comparison purposes only, and none of these yields is intended to be predictive of the future yields of these asset classes or of the Fund.

For the charts and graphs in this Appendix B, convertible securities are represented by the Merrill Lynch All U.S. Convertibles Index, which consists of approximately 575 securities with par values greater than $50 million that were issued by U.S. companies or non-U.S. based issuers that have a significant business presence in the U.S. Taxable preferred securities are represented by the Merrill Lynch Preferred Stock Hybrid Securities Index, an unmanaged index of investment-grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity. Government bonds are represented by the Lehman Brothers Government Bond Index, an unmanaged index that includes all public obligations of the U.S. Treasury and all publicly-issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government, excluding foreign-targeted issues. Corporate bonds are represented by the Lehman Brothers U.S. Credit Index, an unmanaged index that includes all publicly-issued, fixed rate, non-convertible, investment-grade, dollar-denominated SEC-registered corporate debt having at least one year to maturity and an outstanding par value of $100 million. High yield bonds are represented by the CSFB High Yield Index, which includes approximately $375 billion of $US-denominated high yield debt with a minimum of $75 million in par value and at least one rating below investment-grade. The S&P 500 is an unmanaged index of 500 large-capitalization, publicly-traded common stocks representing various industries.

Looking for Attractive Yields from Quality Preferred Securities

The Fund will invest at least 50% of its assets in preferred securities. Spectrum, the Fund's preferred securities subadviser, will invest in preferred securities that, at the time of investment, are of investment-grade quality. Spectrum believes there is a potential advantage in seeking higher yields by investing in the subordinated preferred securities of solidly-rated issuers rather than the senior debt of the same companies.

Preferred Securities May Offer Attractive Yields Relative to the Yields of Bonds Issued by the Same Company






                                                                    Same         Same      Yield
                                                                Company's    Company's    Pick-up
(as of 4/30/03)                     Preferred        Preferred    10-Year      10-Year   (in basis
Security                      Security Rating   Security Yield  Bond Rating  Bond Yield   points)
--------------------------------------------------------------------------------------------------
Harris Bankcorp                       A             7.37%           AA-         4.93%        244
Hartford Financial Services         BBB             7.67%            A-         4.76%        291
HRPT Properties Trust              BBB-             9.17%           BBB         5.20%        397
National Australia Bank               A             7.89%           AA-         4.15%        374
US Bancorp                         BBB+             7.14%             A         4.27%        287
--------------------------------------------------------------------------------------------------
Source: Bloomberg

This table is for illustrative purposes only, and is designed to highlight one of the criteria Spectrum may use when evaluating securities for the Fund. Spectrum will use other criteria as well when selecting the Fund's investments. There can be no assurance the Fund will or will not invest in the securities of any of the companies shown here. Yields on these securities do not represent the yield on the Fund's common shares. This is not a recommendation to purchase any of these securities.

An Income Fund Positioned For
Enhanced Total Return
If Stock Prices or Interest Rates Rise

Relatively High Correlation Between Equities and Convertible Securities May Lead to Enhanced Fund Total Return if Equity Prices Rise

Historically, convertible securities have shown relatively high return correlations with common stocks. We believe that adding convertible securities to a portfolio of non-convertible fixed-income investments has the potential to enhance the total return of the portfolio over time if equity prices rise.

                            [BAR CHART APPEARS HERE]

Stocks and Convertible Securities Have Had a Relatively High Return Correlation

April 1998 - April 2003
Correlation of Returns with the S&P 500

S&P 500                           1.00
Convertible Securities            0.77
High Yield Bonds                  0.50
Government Bonds                 (0.40)
Taxable Preferred Securities     (0.08)
Corporate Bonds                  (0.05)

Source: Merrill Lynch, Lehman Brothers, Ibbotson Associates

Past correlations are not necessarily predictive of future correlations between any of these asset classes, or between the asset classes and the Fund. It is not possible to invest directly in any of these indexes. Please see the third paragraph on page 1 of this Appendix B for more information on the indexes used. Correlation coefficients are based on monthly return data from April 1998 through April 2003.



Convertible Securities May Enhance the Fund's Total Return if Interest Rates
Rise

Over the past 15 years, the returns of convertible securities have performed much more consistently in both rising and falling interest rate environments than most non-convertible fixed-income investments. If this historical pattern persists, the inclusion of convertible securities in the Fund's portfolio may provide opportunities for enhanced total return, especially if interest rates rise in the future.

                            [BAR CHART APPEARS HERE]


Historically, Convertible Securities Have Performed Well in Rising Rate Environments.


January 1, 1988 - April 1, 2003
Average Annual Returns

                                                                               Taxable
      Convertible             Corporate                Government             Preferred
      Securities                Bonds                    Bonds                Securities
   Jan-88     2.666%      Jan-88      3.92%         Jan-88      3.27%       Jan-88
   Feb-88     4.216%      Feb-88      1.37%         Feb-88      1.07%       Feb-88
   Mar-88     0.503%      Mar-88     -0.86%         Mar-88     -1.03%       Mar-88
   Apr-88     1.165%      Apr-88     -0.71%         Apr-88     -0.53%       Apr-88
   May-88    -0.258%      May-88     -0.54%         May-88     -0.71%       May-88
   Jun-88     3.652%      Jun-88      2.39%         Jun-88      2.21%       Jun-88
   Jul-88    -0.298%      Jul-88     -0.23%         Jul-88     -0.68%       Jul-88
   Aug-88    -1.715%      Aug-88      0.42%         Aug-88      0.20%       Aug-88
   Sep-88     1.635%      Sep-88      2.16%         Sep-88      2.18%       Sep-88
   Oct-88     0.730%      Oct-88      1.75%         Oct-88      1.76%       Oct-88
   Nov-88    -1.692%      Nov-88     -0.96%         Nov-88     -1.18%       Nov-88
   Dec-88     1.699%      Dec-88      0.27%         Dec-88      0.38%       Dec-88
   Jan-89     4.135%      Jan-89      1.48%         Jan-89      1.27%       Jan-89
   Feb-89     0.676%      Feb-89     -0.56%         Feb-89     -0.81%       Feb-89
   Mar-89     0.857%      Mar-89      0.29%         Mar-89      0.61%       Mar-89
   Apr-89     2.607%      Apr-89      2.03%         Apr-89      2.14%       Apr-89
   May-89     2.015%      May-89      2.73%         May-89      2.36%       May-89
   Jun-89     0.072%      Jun-89      2.96%         Jun-89      3.34%       Jun-89
   Jul-89     2.200%      Jul-89      1.94%         Jul-89      2.11%       Jul-89
   Aug-89     2.382%      Aug-89     -1.08%         Aug-89     -1.68%       Aug-89
   Sep-89    -0.532%      Sep-89      0.46%         Sep-89      0.43%       Sep-89
   Oct-89    -3.379%      Oct-89      2.30%         Oct-89      2.59%       Oct-89
   Nov-89     0.722%      Nov-89      0.69%         Nov-89      0.97%       Nov-89
   Dec-89     0.245%      Dec-89      0.11%         Dec-89      0.17%       Dec-89
   Jan-90    -3.852%      Jan-90     -1.25%         Jan-90     -1.42%       Jan-90
   Feb-90     1.029%      Feb-90      0.29%         Feb-90      0.20%       Feb-90
   Mar-90     1.843%      Mar-90      0.09%         Mar-90     -0.02%       Mar-90
   Apr-90    -1.783%      Apr-90     -1.04%         Apr-90     -0.88%       Apr-90
   May-90     5.097%      May-90      3.23%         May-90      2.79%       May-90
   Jun-90     0.156%      Jun-90      1.71%         Jun-90      1.58%       Jun-90
   Jul-90    -1.495%      Jul-90      1.13%         Jul-90      1.28%       Jul-90
   Aug-90    -6.517%      Aug-90     -1.59%         Aug-90     -1.39%       Aug-90
   Sep-90    -3.996%      Sep-90      0.46%         Sep-90      0.96%       Sep-90
   Oct-90    -4.929%      Oct-90      0.45%         Oct-90      1.63%       Oct-90
   Nov-90     5.607%      Nov-90      2.06%         Nov-90      2.22%       Nov-90
   Dec-90     2.454%      Dec-90      1.41%         Dec-90      1.55%       Dec-90
   Jan-91     5.124%      Jan-91      1.27%         Jan-91      1.07%       Jan-91
   Feb-91     7.895%      Feb-91      1.71%         Feb-91      0.57%       Feb-91
   Mar-91     2.760%      Mar-91      1.23%         Mar-91      0.51%       Mar-91
   Apr-91     1.599%      Apr-91      1.30%         Apr-91      1.10%       Apr-91
   May-91     3.193%      May-91      0.69%         May-91      0.39%       May-91
   Jun-91    -2.743%      Jun-91     -0.01%         Jun-91     -0.14%       Jun-91
   Jul-91     2.350%      Jul-91      1.44%         Jul-91      1.19%       Jul-91
   Aug-91     3.323%      Aug-91      2.26%         Aug-91      2.32%       Aug-91
   Sep-91     0.183%      Sep-91      2.06%         Sep-91      2.10%       Sep-91
   Oct-91     1.646%      Oct-91      0.95%         Oct-91      0.88%       Oct-91
   Nov-91    -1.427%      Nov-91      0.98%         Nov-91      1.00%       Nov-91
   Dec-91     4.935%      Dec-91      3.27%         Dec-91      3.41%       Dec-91
   Jan-92     4.487%      Jan-92     -1.25%         Jan-92     -1.56%       Jan-92
   Feb-92     2.742%      Feb-92      0.96%         Feb-92      0.39%       Feb-92
   Mar-92    -0.630%      Mar-92     -0.43%         Mar-92     -0.58%       Mar-92
   Apr-92     1.369%      Apr-92      0.50%         Apr-92      0.63%       Apr-92
   May-92     1.769%      May-92      2.23%         May-92      1.85%       May-92
   Jun-92    -1.178%      Jun-92      1.56%         Jun-92      1.43%       Jun-92
   Jul-92     3.200%      Jul-92      2.67%         Jul-92      2.52%       Jul-92
   Aug-92    -0.252%      Aug-92      0.78%         Aug-92      0.93%       Aug-92
   Sep-92     2.069%      Sep-92      1.21%         Sep-92      1.41%       Sep-92
   Oct-92     0.259%      Oct-92     -1.78%         Oct-92     -1.44%       Oct-92
   Nov-92     2.837%      Nov-92      0.16%         Nov-92     -0.17%       Nov-92
   Dec-92     3.049%      Dec-92      1.85%         Dec-92      1.68%       Dec-92
   Jan-93     3.228%      Jan-93      2.33%         Jan-93      2.13%       Jan-93
   Feb-93     0.739%      Feb-93      2.30%         Feb-93      2.00%       Feb-93
   Mar-93     3.813%      Mar-93      0.35%         Mar-93      0.33%       Mar-93
   Apr-93    -0.576%      Apr-93      0.77%         Apr-93      0.77%       Apr-93
   May-93     2.286%      May-93      0.12%         May-93     -0.11%       May-93
   Jun-93     0.656%      Jun-93      2.43%         Jun-93      2.22%       Jun-93
   Jul-93     0.372%      Jul-93      0.72%         Jul-93      0.61%       Jul-93
   Aug-93     2.817%      Aug-93      2.49%         Aug-93      2.23%       Aug-93
   Sep-93     0.990%      Sep-93      0.24%         Sep-93      0.38%       Sep-93
   Oct-93     2.456%      Oct-93      0.50%         Oct-93      0.38%       Oct-93
   Nov-93    -1.384%      Nov-93     -1.23%         Nov-93     -1.10%       Nov-93
   Dec-93     1.524%      Dec-93      0.59%         Dec-93      0.39%       Dec-93
   Jan-94     2.610%      Jan-94      1.94%         Jan-94      1.37%       Jan-94
   Feb-94    -1.266%      Feb-94     -2.36%         Feb-94     -2.12%       Feb-94
   Mar-94    -4.131%      Mar-94     -3.07%         Mar-94     -2.25%       Mar-94
   Apr-94    -1.962%      Apr-94     -0.96%         Apr-94     -0.79%       Apr-94
   May-94    -0.031%      May-94     -0.37%         May-94     -0.13%       May-94
   Jun-94    -1.130%      Jun-94     -0.25%         Jun-94     -0.23%       Jun-94
   Jul-94     1.775%      Jul-94      2.53%         Jul-94      1.84%       Jul-94
   Aug-94     2.586%      Aug-94      0.11%         Aug-94      0.02%       Aug-94
   Sep-94    -1.277%      Sep-94     -1.86%         Sep-94     -1.41%       Sep-94
   Oct-94     0.352%      Oct-94     -0.23%         Oct-94     -0.07%       Oct-94
   Nov-94    -3.054%      Nov-94     -0.16%         Nov-94     -0.18%       Nov-94
   Dec-94    -0.400%      Dec-94      0.83%         Dec-94      0.61%       Dec-94
   Jan-95     0.718%      Jan-95      2.12%         Jan-95      1.86%       Jan-95
   Feb-95     3.126%      Feb-95      2.88%         Feb-95      2.15%       Feb-95
   Mar-95     2.715%      Mar-95      0.82%         Mar-95      0.63%       Mar-95
   Apr-95     2.086%      Apr-95      1.69%         Apr-95      1.31%       Apr-95
   May-95     2.761%      May-95      4.71%         May-95      4.03%       May-95
   Jun-95     3.413%      Jun-95      0.90%         Jun-95      0.77%       Jun-95
   Jul-95     3.382%      Jul-95     -0.44%         Jul-95     -0.37%       Jul-95
   Aug-95     1.465%      Aug-95      1.61%         Aug-95      1.17%       Aug-95
   Sep-95     1.301%      Sep-95      1.18%         Sep-95      0.96%       Sep-95
   Oct-95    -2.719%      Oct-95      1.30%         Oct-95      1.52%       Oct-95
   Nov-95     3.836%      Nov-95      1.91%         Nov-95      1.56%       Nov-95
   Dec-95     0.370%      Dec-95      1.65%         Dec-95      1.42%       Dec-95
   Jan-96     3.083%      Jan-96      0.65%         Jan-96      0.61%       Jan-96
   Feb-96     2.258%      Feb-96     -2.38%         Feb-96     -2.04%       Feb-96
   Mar-96     1.044%      Mar-96     -0.85%         Mar-96     -0.83%       Mar-96
   Apr-96     1.859%      Apr-96     -0.83%         Apr-96     -0.64%       Apr-96
   May-96     2.210%      May-96     -0.18%         May-96     -0.17%       May-96
   Jun-96    -1.481%      Jun-96      1.47%         Jun-96      1.29%       Jun-96
   Jul-96    -4.260%      Jul-96      0.19%         Jul-96      0.25%       Jul-96
   Aug-96     3.857%      Aug-96     -0.31%         Aug-96     -0.22%       Aug-96
   Sep-96     2.753%      Sep-96      2.12%         Sep-96      1.66%       Sep-96
   Oct-96     1.206%      Oct-96      2.73%         Oct-96      2.20%       Oct-96
   Nov-96     3.379%      Nov-96      2.14%         Nov-96      1.74%       Nov-96
   Dec-96    -0.735%      Dec-96     -1.38%         Dec-96     -1.02%       Dec-96
   Jan-97     2.914%      Jan-97      0.14%         Jan-97      0.11%       Jan-97
   Feb-97    -0.373%      Feb-97      0.42%         Feb-97      0.14%       Feb-97       1.26%
   Mar-97    -2.146%      Mar-97     -1.56%         Mar-97     -1.06%       Mar-97      -0.81%
   Apr-97     0.909%      Apr-97      1.52%         Apr-97      1.44%       Apr-97       1.17%
   May-97     5.073%      May-97      1.13%         May-97      0.86%       May-97       1.13%
   Jun-97     3.137%      Jun-97      1.42%         Jun-97      1.12%       Jun-97       1.05%
   Jul-97     5.709%      Jul-97      3.66%         Jul-97      2.84%       Jul-97       2.01%
   Aug-97    -0.542%      Aug-97     -1.48%         Aug-97     -0.99%       Aug-97      -0.07%
   Sep-97     4.623%      Sep-97      1.75%         Sep-97      1.50%       Sep-97       1.67%
   Oct-97    -1.926%      Oct-97      1.27%         Oct-97      1.73%       Oct-97      -0.43%
   Nov-97     0.042%      Nov-97      0.56%         Nov-97      0.51%       Nov-97       1.52%
   Dec-97     0.978%      Dec-97      1.06%         Dec-97      1.05%       Dec-97       1.17%
   Jan-98     0.308%      Jan-98      1.19%         Jan-98      1.50%       Jan-98       0.80%
   Feb-98     4.428%      Feb-98     -0.03%         Feb-98     -0.27%       Feb-98       0.06%
   Mar-98     3.676%      Mar-98      0.37%         Mar-98      0.28%       Mar-98      -0.24%
   Apr-98     0.628%      Apr-98      0.63%         Apr-98      0.45%       Apr-98       0.18%
   May-98    -2.209%      May-98      1.19%         May-98      1.03%       May-98       0.80%
   Jun-98     0.844%      Jun-98      0.74%         Jun-98      1.14%       Jun-98       1.06%
   Jul-98    -1.588%      Jul-98     -0.09%         Jul-98      0.15%       Jul-98       0.69%
   Aug-98   -11.490%      Aug-98      0.47%         Aug-98      2.60%       Aug-98       0.51%
   Sep-98     1.996%      Sep-98      3.24%         Sep-98      2.70%       Sep-98       0.98%
   Oct-98     2.583%      Oct-98     -1.54%         Oct-98     -0.34%       Oct-98       0.59%
   Nov-98     4.777%      Nov-98      1.88%         Nov-98      0.03%       Nov-98       0.81%
   Dec-98     5.851%      Dec-98      0.29%         Dec-98      0.22%       Dec-98       0.90%
   Jan-99     4.933%      Jan-99      0.99%         Jan-99      0.58%       Jan-99       0.53%
   Feb-99    -3.494%      Feb-99     -2.37%         Feb-99     -2.38%       Feb-99       0.00%
   Mar-99     4.138%      Mar-99      0.71%         Mar-99      0.39%       Mar-99       0.34%
   Apr-99     4.059%      Apr-99      0.29%         Apr-99      0.23%       Apr-99       0.68%
   May-99    -0.505%      May-99     -1.34%         May-99     -0.88%       May-99       0.22%
   Jun-99     3.686%      Jun-99     -0.52%         Jun-99     -0.20%       Jun-99      -0.30%
   Jul-99    -0.639%      Jul-99     -0.55%         Jul-99     -0.15%       Jul-99      -0.75%
   Aug-99    -1.260%      Aug-99     -0.24%         Aug-99      0.00%       Aug-99       0.28%
   Sep-99     0.658%      Sep-99      1.09%         Sep-99      0.81%       Sep-99      -0.44%
   Oct-99     3.920%      Oct-99      0.46%         Oct-99      0.16%       Oct-99       0.17%
   Nov-99     5.792%      Nov-99      0.11%         Nov-99     -0.14%       Nov-99      -1.96%
   Dec-99    13.546%      Dec-99     -0.53%         Dec-99     -0.65%       Dec-99      -3.46%
   Jan-00    -0.024%      Jan-00     -0.35%         Jan-00      0.14%       Jan-00       2.40%
   Feb-00     8.413%      Feb-00      0.93%         Feb-00      1.42%       Feb-00      -1.31%
   Mar-00    -0.142%      Mar-00      0.85%         Mar-00      1.76%       Mar-00       2.12%
   Apr-00    -6.896%      Apr-00     -0.88%         Apr-00     -0.28%       Apr-00       0.99%
   May-00    -4.331%      May-00     -0.37%         May-00      0.06%       May-00       0.16%
   Jun-00     5.148%      Jun-00      2.51%         Jun-00      1.78%       Jun-00       3.20%
   Jul-00    -2.967%      Jul-00      1.21%         Jul-00      0.97%       Jul-00       2.22%
   Aug-00     7.681%      Aug-00      1.30%         Aug-00      1.48%       Aug-00       2.23%
   Sep-00    -3.263%      Sep-00      0.53%         Sep-00      0.28%       Sep-00       0.99%
   Oct-00    -3.912%      Oct-00      0.10%         Oct-00      0.96%       Oct-00       0.06%
   Nov-00   -11.953%      Nov-00      1.30%         Nov-00      1.97%       Nov-00       1.83%
   Dec-00     3.828%      Dec-00      1.94%         Dec-00      1.99%       Dec-00       1.65%
   Jan-01     6.220%      Jan-01      2.74%         Jan-01      1.01%       Jan-01       1.17%
   Feb-01    -7.510%      Feb-01      0.87%         Feb-01      1.14%       Feb-01       0.61%
   Mar-01    -4.329%      Mar-01      0.62%         Mar-01      0.35%       Mar-01       0.89%
   Apr-01     6.711%      Apr-01     -0.36%         Apr-01     -1.02%       Apr-01      -0.20%
   May-01    -0.624%      May-01      0.92%         May-01      0.33%       May-01       1.26%
   Jun-01    -1.578%      Jun-01      0.51%         Jun-01      0.46%       Jun-01       1.35%
   Jul-01    -1.439%      Jul-01      2.61%         Jul-01      2.40%       Jul-01       0.69%
   Aug-01    -1.765%      Aug-01      1.34%         Aug-01      1.24%       Aug-01       1.26%
   Sep-01    -5.967%      Sep-01     -0.15%         Sep-01      1.74%       Sep-01      -0.54%
   Oct-01     2.056%      Oct-01      2.48%         Oct-01      2.58%       Oct-01       1.02%
   Nov-01     2.676%      Nov-01     -0.87%         Nov-01     -2.24%       Nov-01       0.55%
   Dec-01     2.104%      Dec-01     -0.69%         Dec-01     -0.87%       Dec-01       0.60%
   Jan-02    -1.580%      Jan-02      0.85%         Jan-02      0.65%       Jan-02       0.69%
   Feb-02    -2.836%      Feb-02      0.76%         Feb-02      0.92%       Feb-02       0.14%
   Mar-02     3.590%      Mar-02     -1.85%         Mar-02     -2.17%       Mar-02      -1.06%
   Apr-02    -1.455%      Apr-02      1.39%         Apr-02      2.38%       Apr-02       0.85%
   May-02    -0.873%      May-02      1.32%         May-02      0.60%       May-02       0.61%
   Jun-02    -5.417%      Jun-02      0.16%         Jun-02      1.40%       Jun-02       0.33%
   Jul-02    -5.991%      Jul-02     -0.05%         Jul-02      2.20%       Jul-02      -0.08%
   Aug-02     1.242%      Aug-02      2.59%         Aug-02      1.98%       Aug-02       2.40%
   Sep-02    -3.525%      Sep-02      1.90%         Sep-02      2.34%       Sep-02       1.13%
   Oct-02     2.230%      Oct-02     -1.16%         Oct-02     -0.80%       Oct-02      -1.98%
   Nov-02     7.212%      Nov-02      1.30%         Nov-02     -0.86%       Nov-02       1.83%
   Dec-02    -0.753%      Dec-02      2.95%         Dec-02      2.42%       Dec-02       1.39%
   Jan-03     1.608%      Jan-03      0.32%         Jan-03     -0.25%       Jan-03       1.11%
   Feb-03    -0.239%      Feb-03      2.00%         Feb-03      1.61%       Feb-03       0.62%
   Mar-03     1.689%      Mar-03      0.07%         Mar-03     -0.29%       Mar-03       0.23%
   Apr-03     5.044%      Apr-03      1.85%         Apr-03      0.46%       Apr-03       1.59%

Rising Rate Environment
     Convertible Securities                           13.76%
     Corporate Bonds                                   1.44%
     Government Bonds                                  1.20%
     Taxable Preferred Securities                      0.77%

Falling Rate Environment
     Convertible Securities                            9.55%
     Corporate Bonds                                  11.99%
     Government Bonds                                 11.10%
     Taxable Preferred Securities                     10.19%

All Environments
     Convertible Securities                           10.64%
     Corporate Bonds                                   9.13%
     Government Bonds                                  8.43%
     Taxable Preferred Securities                      7.72%

Rising rate environments include: 1/88-3/89, 11/93-12/94, 11/98-5/00

Falling rate environments include: 4/89-10/93, 1/95-10/98, 6/00-4/03

Preferred Securities returns are for the period from February 1997 (the inception of the index) through April 2003

Source: Merrill Lynch, Lehman Brothers

Past performance does not guarantee future results. These average annual total returns were calculated using monthly returns for each index over the respective rising rate and falling rate time periods, as well as for the entire time period. Please see the third paragraph on page 1 of this Appendix B for more information on the indexes used. It is not possible to invest directly in any of these indexes.

Yield Spreads Are Now Wide by
10-Year Historical Standards

Looking at the last ten years, the current yield spread between high yield bonds and the ten-year U.S. Treasury bond is relatively wide. By investing a portion of its portfolio in high yield bonds, the Fund will position those assets to earn high current income and potentially enhance the Fund's total return if the high yield/Treasury spread narrows in the future.

                              [GRAPH APPEARS HERE]

Yield Spread Between High Yield Bonds and 10-Year Treasuries is Wide

April 1993 - April 2003
Current Yield

Date     High Yield Bonds    10-Year Treasury      Yield Spread
----     ----------------    ----------------      ------------
Apr-93        0.0971              5.97%               3.74%
May-93        0.0962              6.04%               3.58%
Jun-93         0.093              5.96%               3.34%
Jul-93        0.0925              5.81%               3.44%
Aug-93        0.0926              5.68%               3.58%
Sep-93        0.0943              5.36%               4.07%
Oct-93        0.0927              5.33%               3.94%
Nov-93        0.0932              5.72%               3.60%
Dec-93        0.0926              5.77%               3.49%
Jan-94        0.0887              5.75%               3.12%
Feb-94        0.0912              5.97%               3.15%
Mar-94        0.1012              6.48%               3.64%
Apr-94        0.1058              6.97%               3.61%
May-94        0.1066              7.18%               3.48%
Jun-94        0.1092              7.10%               3.82%
Jul-94        0.1101              7.30%               3.71%
Aug-94        0.1113              7.24%               3.89%
Sep-94        0.1134              7.46%               3.88%
Oct-94        0.1156              7.74%               3.82%
Nov-94        0.1196              7.96%               4.00%
Dec-94        0.1198              7.81%               4.17%
Jan-95        0.1192              7.78%               4.14%
Feb-95        0.1147              7.47%               4.00%
Mar-95        0.1147              7.20%               4.27%
Apr-95        0.1116              7.06%               4.10%
May-95        0.1069              6.63%               4.06%
Jun-95        0.1073              6.17%               4.56%
Jul-95        0.1053              6.28%               4.25%
Aug-95        0.1063              6.49%               4.14%
Sep-95        0.1056              6.20%               4.36%
Oct-95         0.104              6.04%               4.36%
Nov-95        0.1037              5.93%               4.44%
Dec-95        0.1018              5.71%               4.47%
Jan-96        0.0995              5.65%               4.30%
Feb-96        0.0994              5.81%               4.13%
Mar-96        0.1023              6.27%               3.96%
Apr-96         0.103              6.51%               3.79%
May-96        0.1034              6.74%               3.60%
Jun-96        0.1044              6.91%               3.53%
Jul-96        0.1046              6.87%               3.59%
Aug-96        0.1036              6.64%               3.72%
Sep-96        0.0997              6.83%               3.14%
Oct-96        0.0998              6.53%               3.45%
Nov-96        0.0978              6.20%               3.58%
Dec-96        0.0958              6.30%               3.28%
Jan-97        0.0958              6.58%               3.00%
Feb-97         0.094              6.42%               2.98%
Mar-97        0.0999              6.69%               3.30%
Apr-97        0.0996              6.89%               3.07%
May-97        0.0963              6.71%               2.92%
Jun-97        0.0951              6.49%               3.02%
Jul-97        0.0916              6.22%               2.94%
Aug-97        0.0938              6.30%               3.08%
Sep-97        0.0906              6.21%               2.85%
Oct-97        0.0933              6.03%               3.30%
Nov-97        0.0926              5.88%               3.38%
Dec-97        0.0928              5.81%               3.47%
Jan-98        0.0905              5.54%               3.51%
Feb-98        0.0906              5.57%               3.49%
Mar-98        0.0905              5.65%               3.40%
Apr-98        0.0919              5.64%               3.55%
May-98        0.0938              5.65%               3.73%
Jun-98        0.0955              5.50%               4.05%
Jul-98        0.0948              5.46%               4.02%
Aug-98        0.1105              5.34%               5.71%
Sep-98         0.112              4.81%               6.39%
Oct-98        0.1176              4.53%               7.23%
Nov-98        0.1077              4.83%               5.94%
Dec-98        0.1101              4.65%               6.36%
Jan-99        0.1086              4.72%               6.14%
Feb-99        0.1108              5.00%               6.08%
Mar-99          0.11              5.23%               5.77%
Apr-99        0.1061              5.18%               5.43%
May-99        0.1102              5.54%               5.48%
Jun-99        0.1118              5.90%               5.28%
Jul-99        0.1134              5.79%               5.55%
Aug-99        0.1163              5.94%               5.69%
Sep-99         0.119              5.92%               5.98%
Oct-99        0.1213              6.11%               6.02%
Nov-99        0.1193              6.03%               5.90%
Dec-99        0.1191              6.28%               5.63%
Jan-00         0.122              6.66%               5.54%
Feb-00         0.123              6.52%               5.78%
Mar-00        0.1285              6.26%               6.59%
Apr-00        0.1301              5.99%               7.02%
May-00        0.1346              6.44%               7.02%
Jun-00        0.1317              6.10%               7.07%
Jul-00        0.1317              6.05%               7.12%
Aug-00        0.1319              5.83%               7.36%
Sep-00        0.1351              5.80%               7.71%
Oct-00        0.1421              5.74%               8.47%
Nov-00        0.1504              5.72%               9.32%
Dec-00        0.1499              5.24%               9.75%
Jan-01        0.1357              5.16%               8.41%
Feb-01        0.1305              5.10%               7.95%
Mar-01        0.1324              4.89%               8.35%
Apr-01        0.1322              5.15%               8.07%
May-01        0.1283              5.39%               7.44%
Jun-01        0.1314              5.28%               7.86%
Jul-01        0.1289              5.24%               7.65%
Aug-01        0.1264              4.97%               7.67%
Sep-01        0.1408              4.73%               9.35%
Oct-01        0.1354              4.57%               8.97%
Nov-01        0.1282              4.19%               8.63%
Dec-01        0.1299              5.09%               7.90%
Jan-02        0.1277              5.04%               7.73%
Feb-02        0.1273              4.91%               7.82%
Mar-02        0.1218              5.28%               6.90%
Apr-02        0.1173              5.21%               6.52%
May-02        0.1163              5.16%               6.47%
Jun-02        0.1227              4.93%               7.34%
Jul-02        0.1312              4.65%               8.47%
Aug-02        0.1302              4.26%               8.76%
Sep-02        0.1342              3.87%               9.55%
Oct-02        0.1378              3.94%               9.84%
Nov-02        0.1263              4.05%               8.58%
Dec-02        0.1231              4.03%               8.28%
Jan-03        0.1186              4.05%               7.81%
Feb-03        0.1158              3.90%               7.68%
Mar-03        0.1103              3.81%               7.22%
Apr-03        0.1020              3.84%               6.36%

Source: Bloomberg

Past performance does not guarantee future results. Investing in high yield securities carries special risks. Please see the Fund's prospectus for more information on these risks. There can be no assurance that the yield spread between high yield bonds in which the Fund may invest and U.S. Government bonds will narrow. Please see the third paragraph on page 1 of this Appendix B for more information on the High Yield Index used. It is not possible to invest directly in an index. Ten-year Treasury notes are backed by the full faith and credit of the U.S. Government.







Who Might Be Interested?

The features and objectives of this Fund might be especially appealing to those:

.. Already investing in preferred or convertible securities

.. Looking for high current income and the opportunity for enhanced total return

.. Seeking additional diversification within their investment portfolios

.. Interested in trading convenience and flexibility

.. Reassured by the experience of Nuveen, Spectrum and Froley, Revy


For Which Accounts is this Fund Appropriate?

Although this Fund may be appropriate for a wide range of investors and accounts, it may be particularly attractive for investors with:

.. Tax-deferred or tax-advantaged accounts such as retirement plans

.. Taxable accounts with relatively low current taxable income

.. Accounts that now contain preferred or convertible securities


Benefits of Purchasing In The IPO

We believe investors can take advantage of several benefits by purchasing shares during the initial public offering, including:

- Known price - $15 per share

- The same price for all shares in an order - no matter what the order size, all orders are filled at the same $15 per share (100 share minimum)



Exchange-Traded Liquidity


The Fund expects to list its shares on the New York Stock Exchange, which should provide you with liquidity, convenience and daily price visibility through electronic services and in newspaper stock tables.

Like any stock, the Fund's share price will fluctuate with market conditions and other factors. At the time of sale, your shares may have a market price that is above or below net asset value, and may be worth more or less than your original investment. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Proven Management


According to Thomson Wealth Management, Nuveen is the leading sponsor of closed-end exchange-traded funds, as measured by the number of funds (103) and fund assets under management (approximately $42 billion), as of April 30, 2003.

Spectrum Asset Management was founded in 1987 and is one of the country's leading specialists in the management of preferred securities. With approximately $8 billion in assets under management (as of April 30, 2003), Spectrum is led by two principals with a combined 50 years of preferred securities experience. Each member of the investment team averages more than 15 years' experience in the preferred securities market.

Founded in 1975, Froley, Revy is one of the oldest firms specializing in convertible securities management. As of April 30, 2003, the firm managed approximately $2.5 billion in assets on behalf of pension funds, closed-end exchange-traded funds, insurance companies, endowments, foundations and high net worth individuals. Each member of the Froley, Revy portfolio management team has more than 9 years' experience in the convertible securities markets.

A three-person team of high yield debt specialists from NIAC will manage the high yield and other debt instruments portion of the Fund's portfolio. This team has more than 25 years' cumulative experience in the high yield and related debt markets.

     Nuveen Preferred and Convertible Income Fund 2 135,000,000 Common Shares



                  -------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                  -------------------------------------------

                                  June 25, 2003